UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

Treace Medical Concepts, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

April 4, 2023

Dear Fellow Stockholder:

You are cordially invited to attend the 2023 Annual Meeting of Stockholders of Treace Medical Concepts, Inc., a Delaware corporation (“TMCI” or the “Company”) to be held virtually on Tuesday, May 23, 2023, at 11:00 a.m., Eastern Time. We are pleased to announce that this year’s annual meeting will be a virtual meeting via live webcast on the internet. You will be able to attend the annual meeting, vote and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/TMCI2023.

We are furnishing proxy materials to our stockholders over the internet. You may read, print and download our 2022 annual report to stockholders on Form 10-K and our proxy statement at http://materials.proxyvote.com/89455T. On or about April 4, 2023, we will begin mailing our stockholders a notice containing instructions on how to access these materials and how to vote their shares. The notice provides instructions on how you can request a paper copy of these materials by mail, by telephone or by email. If you requested your materials via email, the email contains voting instructions and links to the materials on the internet.

You may vote your shares before the annual meeting by regular mail, telephone or online, or you may vote online during the annual meeting. The annual meeting is being held so that stockholders may consider the election of directors and the ratification of the appointment of Grant Thornton LLP as TMCI’s independent registered public accounting firm for the year ending December 31, 2023.

The Company’s board of directors has determined that the matters to be considered at the annual meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the proxy statement, our board of directors unanimously recommends a vote “FOR” each matter to be considered.

On behalf of the board of directors, the officers and employees of TMCI, I would like to take this opportunity to thank our stockholders for their continued support of TMCI. We look forward to seeing you at the meeting.

Sincerely,
John T. Treace Chief Executive Officer, Director and Founder

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY given that the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Treace Medical Concepts, Inc., a Delaware corporation (the “Company”), will be held by means of a virtual webcast at 11:00 a.m., Eastern Time, on Tuesday, May 23, 2023.

At or before the Annual Meeting, stockholders are invited to consider and vote upon the following matters:

1.
Election of the three nominees for Class II directors to serve for a three-year term of office expiring at the 2026 annual meeting of stockholders or until a successor has been duly elected and qualified;
2.
Ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and
3.
Transaction of such other business as may properly come before the Annual Meeting or any adjournments or postponements.

These proposals are more fully described in the Proxy Statement following this Notice.

The board of directors of the Company recommends that you vote “FOR” the election of all three nominees to serve as directors of the Company and “FOR” the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

The board of directors has fixed the close of business on March 27, 2023 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on that date will be entitled to vote at the Annual Meeting.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE VIRTUAL ANNUAL MEETING, WE ENCOURAGE YOU TO READ THE ACCOMPANYING PROXY STATEMENT AND OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2022, AND SUBMIT YOUR PROXY AS SOON AS POSSIBLE USING ONE OF THE THREE CONVENIENT VOTING METHODS DESCRIBED IN THE “INFORMATION ABOUT THE PROXY PROCESS AND VOTING” SECTION IN THE PROXY STATEMENT. IF YOU RECEIVE MORE THAN ONE SET OF PROXY MATERIALS OR NOTICE OF INTERNET AVAILABILITY BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY SHOULD BE SIGNED AND SUBMITTED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

By Order of the Board of Directors,

Scot M. Elder Chief Legal and Compliance Officer, Corporate Secretary

April 4, 2023

YOUR VOTE IS IMPORTANT

Please vote via the internet or telephone.

Internet: www.proxyvote.com

Phone: 1-800-690-6903

Important Notice Regarding the Internet Availability of Proxy Materials

for the Annual Meeting of Stockholders to be held on May 23, 2023 at 11:00 am ET via live webcast at www.virtualshareholdermeeting.com/TMCI2023.

This proxy statement and our Annual Report on Form 10-K for the fiscal year ended

 December 31, 2022 are available at http://materials.proxyvote.com/89455T.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

May 23, 2023

ABOUT THE MEETING

We have sent you this proxy statement and the enclosed proxy card because our board of directors (the “Board”) is soliciting your proxy for the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Treace Medical Concepts, Inc., a Delaware corporation (the “Company”, “TMCI”, “we”, “us” or “our”) and at any adjournment, continuation or postponement of the meeting for the purposes described in this proxy statement and the accompanying Notice of 2023 Annual Meeting of Stockholders.

•
This proxy statement summarizes information about the proposals to be considered at the Annual Meeting and other information you may find useful in determining how to vote.
•
The proxy card is the means by which you authorize another person to vote your shares in accordance with your instructions.

The Annual Meeting will occur on May 23, 2023 at 11:00 a.m., Eastern Time, in a virtual meeting via live webcast on the internet. If you held shares of our common stock as of the close of business on the record date, March 27, 2023 (the “Record Date”), you are invited to attend the meeting at www.virtualshareholdermeeting.com/TMCI2023 and vote on the proposals described in this proxy statement. There will be no physical meeting location.

In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, e-mail and personal interviews. We may retain outside consultants to solicit proxies on our behalf as well. All costs of solicitation of proxies will be borne by us. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.

On or about April 4, 2023, we will begin mailing a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) to our stockholders. The Internet Notice provides instructions on how to access the proxy materials over the internet, including our proxy statement, Notice of 2023 Annual Meeting of Stockholders, proxy card and our 2022 Annual Report on Form 10-K (“2022 Annual Report”). The Internet Notice will also describe how to vote by mail, telephone or online and, if desired, how to receive a printed set of proxy materials. If you requested your materials via email, the email contains voting instructions and links to the materials on the internet. In addition, we have provided brokers, dealers, banks, voting trustees, and their nominees, at our expense, with additional copies of our proxy materials and the Form 10-K so that our record holders can supply these materials to the beneficial owners of shares of our common stock as of the Record Date. The Form 10-K is also available in the “Financial Information” section of our website at https://investors.treace.com.

Questions and Answers

about these Proxy Materials and Voting

Why did I receive a Notice of Internet Availability of Proxy Materials in the mail instead of a full set of proxy materials?

Under rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you the Internet Notice. The Internet Notice will instruct you as to how you may access and review the proxy materials on the internet and, if desired, how to request a printed set of proxy materials. In addition, by following the instructions in the Internet Notice, you may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We believe that these rules allow us to conserve natural resources and reduce our costs of printing and delivering proxy materials, while providing a convenient method for stockholders to access the materials and vote.

To request that a full set of the proxy materials be sent to your specified postal address, you may use any of these three methods: (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. Please have your proxy card in hand when you access the website or call and follow the instructions provided. Please submit such request by May 8, 2023.

What does it mean if I receive more than one Notice?

If you receive more than one Internet Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Internet Notices to ensure that all your shares are voted.

What is the date, time and place of the Annual Meeting?

The Annual Meeting will be held on Tuesday, May 23, 2023, beginning at 11:00 a.m., Eastern Time. We are pleased to announce that this year’s Annual Meeting will be a virtual meeting via live webcast on the internet. You will be able to attend the Annual Meeting, vote and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/TMCI2023 and entering the 16‐digit control number included in the Internet Notice, on your proxy card or in the instructions that accompanied your proxy materials. There will be no physical meeting location.

What am I voting on?

There are two matters scheduled for a vote at the Annual Meeting:

•
Proposal No. 1—To elect three Class II directors named in this proxy statement to serve for a three-year term of office expiring at the 2026 annual meeting of stockholders or until a successor has been duly elected and qualified.
•
Proposal No. 2—To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

For Proposal No. 1, you may either vote “For” the nominee to the Board or you may “Withhold” your vote. For Proposal No. 2, you may vote “For” or “Against” or abstain from voting.

What if another matter is properly brought before the Annual Meeting?

If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment. As of the date of this Proxy Statement, the Board did not know of any other business to be presented for consideration at the Annual Meeting.

What are the Board's recommendations?

Our Board recommends a vote “FOR” the election of the respective nominees for director named in this proxy statement (Proposal No. 1); and “FOR” the ratification of the selection of Grant Thornton LLP (Proposal No. 2).

Who is entitled to vote at the meeting?

Only our stockholders of record at the close of business on March 27, 2023 , the Record Date for the Annual Meeting, are entitled to receive notice of and to participate in the Annual Meeting. As of the Record Date, there were 61,274,328 shares of common stock outstanding, all of which are entitled to be voted at the Annual Meeting.

Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares and the Internet Notice was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or vote in person at the Annual Meeting. Throughout this proxy statement, we refer to these registered stockholders as “stockholders of record.”

Street Name Stockholders. If shares of our common stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the Internet Notice was forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares. If you wish to vote your shares at the Annual Meeting rather than submitting a voting instruction form to your broker, follow the instructions from your broker. Beneficial owners are also invited to attend the Annual Meeting.

What are the voting rights of the holders of our common stock?

Holders of common stock are entitled to one vote per share on each matter that is submitted to stockholders for approval.

How can I vote my shares without attending the Annual Meeting?

You may submit a proxy by telephone, via the internet or by mail. The procedures for voting depend on whether you are the stockholder of record or are held by a bank, broker or other nominee (referred as being held in “street name”).

•
Submitting a Proxy by Telephone: If you are a stockholder of record, you can submit your proxy by dialing toll-free 1-800-690-6903 using a touch-tone phone and following the recorded instructions. You will be asked to provide the company number and control number from the Internet Notice or proxy card. Your vote must be received by 11:59 p.m. Eastern Time on May 22, 2023 to be counted. If your shares are held in the name of a broker, bank or other nominee, follow the telephone voting instructions, if any, provided on your voting instruction card.
•
Submitting a Proxy via the Internet: You may submit your proxy or voting instructions over the internet by following the instructions on the proxy card or voting instruction form.
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Submitting a Proxy by Mail: You can submit your proxy or voting instructions by completing and signing the separate proxy card or voting instruction form you received and mailing it in the accompanying prepaid and addressed envelope.

By casting your vote in any of the three ways listed above, you are authorizing the individuals named in the proxy to vote your shares in accordance with your instructions. All shares that have been properly voted, and not revoked, will be voted at the Annual Meeting. If you sign and return your proxy card but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board on all matters presented in this Proxy Statement and as they may determine in their best judgment with respect to any other matters properly presented for a vote at the Annual Meeting.

If you access the virtual Annual Meeting using your 16-digit control number, you may withdraw a prior proxy and vote online during the Annual Meeting if you so choose. For more information on how to revoke a proxy, see “Can I change my vote after submitting my proxy?”

If you request a proxy card, please mark, sign and date the proxy card when received and return it promptly in the self-addressed, stamped envelope we will provide. If you hold your shares in a broker nominee and you wish to vote at the Annual Meeting, you must obtain your 16-digit control number to access the meeting as a stockholder.

How are votes counted?

Votes will be counted by the inspector of election, Broadridge Financial Solutions, Inc. (“Broadridge”) appointed for the Annual Meeting, who will separately count, for Proposal No. 1, votes “For,” “Withhold” and broker non-votes, and, with respect to Proposal No. 2, votes “For” and “Against,” as well as abstentions. If you are a stockholder of record, your executed proxy card is returned directly to Broadridge for tabulation. As noted above, if you hold your shares through a broker, your broker returns one proxy card to Broadridge on behalf of all its clients.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of common stock representing a majority of the combined voting power of the outstanding shares of stock on the Record Date will constitute a quorum, permitting the meeting to conduct its business. As of the Record Date, there were 61,274,328 shares of common stock outstanding, all of which are entitled to be voted at the Annual Meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the meeting or represented by proxy may adjourn the Annual Meeting to another date.

What if another matter is properly brought before the Annual Meeting?

If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment. As of the date of this proxy statement, the Board did not know of any other business to be presented for consideration at the Annual Meeting.

If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?

If you are a stockholder of record and do not vote by completing your proxy card, by telephone, via the internet, by mail or online at the Annual Meeting, your shares will not be voted.

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted as recommended by the Board.

If I am a beneficial owner of shares held in street name and I do not provide my broker, bank or other nominee with voting instructions, what happens?

If you are a beneficial owner of shares held in street name and do not provide the broker, bank or other nominee that holds your shares with specific voting instructions, then such broker may generally vote your shares in their discretion on “routine” matters, but cannot vote on “non-routine” matters.

Proposal No. 2, the ratification of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, is considered a routine matter. A broker or other nominee may generally vote in their discretion on routine matters, and therefore no broker non-votes are expected in connection with Proposal No. 2.

Proposal No. 1, the director election, is considered a non-routine matter. If the broker, bank or other nominee that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that nominee will inform the inspector of election that it does not have the authority to vote on the matter with respect to your shares. This is generally referred to as a “broker non-vote.” Therefore, broker non-votes may exist in connection with Proposal No. 1.

How many votes are needed to approve each proposal?

•
Proposal No. 1—For the director election, the nominees receiving the most “For” votes from the holders of shares present or represented by proxy and entitled to vote on the election of directors will be elected.

Only votes “For” will affect the outcome. Broker non-votes and abstentions will have no effect on the outcome of Proposal No. 1.
•
Proposal No. 2—To ratify of the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, the proposal must receive “For” votes from the holders of a majority of shares present or represented by proxy and entitled to vote on the matter. If you “Abstain” from voting, it will have the same effect as an “Against” vote. This is a routine proposal, and therefore we do not expect any broker non-votes.

Can I change my vote after submitting my proxy?

Yes. Proxies may be revoked at any time before they are exercised at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•
Vote again on a later date by telephone or internet (only your last telephone or internet proxy will be counted) before 11:59 p.m., Eastern Time, on May 22, 2023;
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Submit a properly signed proxy card with a later date that is received no later than 11:59 p.m. Eastern Time on May 22, 2023;
•
Send a timely, written notice that you are revoking your proxy to our Corporate Secretary at 100 Palmetto Park Place, Ponte Vedra, FL 32081; or
•
Attending the Annual Meeting and voting online. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

For shares held beneficially in street name, you may change your vote by submitting new voting instructions to your bank, broker or other nominee following the instructions it has provided, or, if you have obtained a 16-digit control number included on your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials, by attending the Annual Meeting and voting online.

How can I attend the Annual Meeting online?

To join the Annual Meeting online, visit www.virtualshareholdermeeting.com/TMCI2023 and log in as a “stockholder” with your 16-digit control number included on your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. See “What if I did not receive a 16-digit control number?” for more instructions.

When can I join the virtual Annual Meeting?

The meeting will begin promptly at 11:00 a.m., Eastern Time on Tuesday, May 23, 2023. You may access the meeting platform beginning at 10:45 a.m. Eastern Time, and we encourage you to join in advance of the meeting start time to allow sufficient time to log in and confirm your connection and audio are working properly.

Can I ask questions during the virtual Annual Meeting?

Yes. If you are logged in as a “stockholder” at the virtual Annual Meeting, you will have an opportunity to submit questions live via the internet during a designated portion of the virtual Annual Meeting. Once you are logged in, type your question into the question box and click “submit.”

Subject to time constraints, we intend to answer questions pertinent to the Company and meeting matters submitted by stockholders during the Annual Meeting that comply with our rules of conduct for the Annual Meeting, which will be posted on the meeting website during the meeting as well as on the Investors section of our website before the meeting.

How do I vote during the virtual Annual Meeting?

You will have an opportunity to vote your shares electronically during a designated portion of the virtual Annual Meeting after logging in as a “stockholder” with your 16-digit control number at www.virtualshareholdermeeting.com/TMCI2023. Whether or not you plan to join the Annual Meeting, we encourage you to vote and submit your proxy in advance of the meeting by one of the methods described in these proxy materials.

Internet proxy voting is provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

What if I lost my 16-digit control number?

You will be able to log into the virtual Annual Meeting as a guest. To join the meeting webcast, visit www.virtualshareholdermeeting.com/TMCI2023 and register as a guest. If you log in as a guest, you will not be able to vote your shares or ask questions during the meeting.

What if I did not receive a 16-digit control number?

If you are a beneficial owner of shares held in street name and did not receive a 16-digit control number on the Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials, please contact your broker, bank or other nominee well in advance of the Annual Meeting for instructions on how to obtain a 16-digit control number and access the virtual meeting as a “stockholder.” Instructions should also be provided on the voting instruction form provided by your broker, bank or other nominee. Without first obtaining your 16-digit control number and logging in as a “stockholder,” you will still be able to attend the meeting by logging in as a guest, however, you will not be able to vote your shares or ask questions during the meeting.

What if I have technical difficulties?

On the meeting day, if you have trouble accessing the virtual meeting platform or encounter other technical difficulties with the platform before or during the meeting, please call the technical support number posted on the Annual Meeting login page at www.virtualshareholdermeeting.com/TMCI2023. Technical support information will also be available on www.virtualshareholdermeeting.com/TMCI2023 prior to the meeting day.

Will a list of stockholders be available for inspection prior to and during the meeting?

Yes. A list of stockholders will be available at our headquarters at 100 Palmetto Park Place, Ponte Vedra, FL 32081, for a period of ten days before the Annual Meeting and at the Annual Meeting itself for examination by any stockholder. In addition, the list will be available for inspection online during the virtual Annual Meeting if you logged in as a “stockholder” with your 16-digit control number.

Who pays for costs relating to the proxy materials and Annual Meeting?

The costs of preparing, assembling and mailing this proxy statement, the Notice of Annual Meeting of Stockholders and the enclosed Annual Report and proxy card, along with the cost of posting the proxy materials on a website, are to be borne by us. In addition to the use of mail, our directors, officers and regular employees may solicit proxies personally and by telephone, facsimile and other electronic means. They will receive no compensation in addition to their regular salaries or stipends. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. We may reimburse these persons for their expenses in so doing.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a current report on Form 8-K within four business days after the Annual Meeting, we intend to file a current report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amended report on Form 8-K to disclose the final results.

When are stockholder proposals due for next year’s Annual Meeting?

Stockholders wishing to include proposals in the proxy materials in relation to our annual meeting of stockholders to be held in 2023 must submit the proposal in writing so that it is received by the Company on or before December 6, 2023. Proposals should be addressed to Treace Medical Concepts, Inc., 100 Palmetto Park Place, Ponte Vedra, FL 32081, Attention: Corporate Secretary. Such proposals must also meet the other requirements and procedures prescribed by Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) relating to stockholders’ proposals and with the procedures set forth in our amended and restated bylaws (the “Bylaws”). Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to the 2024 annual meeting of stockholders any stockholder proposal which may be omitted from the proxy materials according to applicable regulations of the SEC in effect at the time the proposal is received.

Pursuant to the Bylaws, in order for a stockholder to present a proposal for next year’s annual meeting, other than proposals to be included in the proxy materials as described above, or to nominate a director, you must do so between January 24, 2024, and February 23, 2024; provided that if the date of that annual meeting is more than 30 days before or more than 60 days after May 23, 2024, you must give notice not later than the 90th day prior to the annual meeting date or, if later, the 10th day following the day on which public disclosure of the annual meeting date is first made. You are also advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. In addition to satisfying the requirements under our Bylaws, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act, no later than March 24, 2024.

Implications of being an “emerging growth company”.

We are an “emerging growth company” as that term is used in the Jumpstart Our Business Startups Act of 2012 and, as such, have elected to comply with certain reduced public company reporting requirements. These reduced reporting requirements include reduced disclosure about our executive compensation arrangements and no non-binding advisory votes on executive compensation.

We will remain an emerging growth company until the earlier of: (i) December 31, 2026, (ii) the last day of the fiscal year in which we have total annual gross revenue of at least $1.235 billion, (iii) the last day of the fiscal year in which we are deemed to be a “large accelerated filer” as defined in Rule 12b-2 under the Exchange Act, which would occur if the market value of our common stock held by non-affiliates exceeded $700.0 million as of the last business day of the second fiscal quarter of such year, or (iv) the date on which we have issued more than $1.0 billion in non-convertible debt securities during the prior three-year period.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

DIRECTORS AND NOMINEES

The following table sets forth information, as of March 27, 2023, regarding our directors.

Name	Age	Title
James T. Treace (3)	77	Chairman of the Board and Director
John K. Bakewell (1)(3)	61	Director, Audit Committee Chair
F. Barry Bays (2)(4)	76	Director
Lance A. Berry(1)	50	Director
Lawrence W. Hamilton (1)(2)	65	Director, Compensation Committee Chair
Elizabeth S. Hanna(2)(3)	58	Director
Deepti Jain (1)(3)	55	Director, Nominating, Compliance and ESG Committee Chair
Jane E. Kiernan(2)	62	Director
Richard W. Mott (2)	64	Director
Thomas E. Timbie (1)(4)	65	Director
John T. Treace	51	Chief Executive Officer, Founder and Director

(1)
Member of the Audit Committee.
(2)
Member of the Compensation Committee.
(3)
Member of the Nominating, Compliance and ESG Committee.
(4)
Messrs. Bays and Timbie have informed us that each will not stand for re-election when his current term expires on the date of the Annual Meeting.

Nominees for Election to a Three-Year Term Expiring at the 2026 Annual Meeting of Stockholders

In connection with the expiration of Messrs. Bays' and Timbie's current term at the Annual Meeting and in order to achieve an equal balance of directors among the three classes on the Board, the Board approved the reclassification of Ms. Kiernan to be a Class II director, effective immediately before the Annual Meeting. Accordingly, Ms. Kiernan will stand for election as a Class II director at the Annual Meeting.

Lance A. Berry has served as a member of our Board since October 2022. From December 2002 until its acquisition by Stryker Corporation (NYSE: SYK) in November 2022, Mr. Berry worked for Wright Medical Group, Inc., joining in 2002 as Corporate Controller and being promoted to various roles culminating in the roles of Senior Vice President and Chief Financial Officer from December 2009 to January 2019 and Executive Vice President, Chief Financial and Operations Officer from January 2019 to November 2020. Before joining Wright Medical, he was an accountant in the auditing division of Arthur Andersen, LLP, from 1995 to 2002. He currently serves on the board of directors of Vapotherm Inc. (NYSE: VAPO), a publicly traded developer and manufacturer of advanced respiratory technology, and Priveterra Acquisition Corp. (NASDAQ: PGMG), a publicly traded medical technology special purpose acquisition company. Mr. Berry is a Certified Public Accountant (inactive) and holds both a bachelor’s degree and a master’s degree in accounting from the University of Mississippi. We believe that Mr. Berry is qualified to serve on our Board due to his extensive financial and managerial experience as a senior financial executive of a publicly traded medical device company, as well as his experience serving on the board of directors of other medical technology companies.

Elizabeth “Betsy” S. Hanna has served as a member of our Board since October 2021. Since March 2022, Ms. Hanna has served as Executive Vice President and Chief Commercial Officer of Agendia, Inc., a provider of molecular diagnostic test solutions. Before joining Agendia, she served as President and Chief Executive Officer and a board member of Clinical Genomics, Inc., a provider of cancer diagnostic solutions, since January 2019. From October 2018 until her promotion, she was Chief Commercial Officer of Clinical Genomics. From December 2014 to September 2018, she served as President and Chief Operating Officer of Origin, Inc., a clinical-stage biotech company. From 2006 to April 2014, Ms. Hanna held positions of increasing responsibility at Johnson & Johnson (NYSE: JNJ), including most recently as Vice President, Global Strategic Marketing – Acuvue Brand from October 2012 to April 2014. She also served as a member of the Global Management Board for J&J Vision Care from October 2012 to April 2014. Ms. Hanna holds a BS in Chemical Engineering from the University of Illinois and an MBA from Harvard Business School. We believe that Ms. Hanna is qualified to serve on our Board due to her experience at developing company strategies, operational plans, leadership teams, and performance management systems to commercialize innovative medical therapies, including as a chief executive officer.

Jane E. Kiernan has served as a member of our Board since October 2022. Ms. Kiernan has served as the Chief Executive Officer of Surgimatix, Inc., a privately held medical device company, since February 2022, after having served as its Chief Business Officer from May 2020 until February 2022. In January 2018, Ms. Kiernan cofounded K2 Biotechnology Ventures, an organization engaged in developing and commercializing university and medical center innovations. From October 2010 to May 2017, Ms. Kiernan served as the Chief Executive Officer of Salter Labs Inc., a manufacturer of specialty respiratory and airway management medical devices. From 2000 to 2010, Ms. Kiernan held executive and general management positions with both Baxter Healthcare Corporation (NYSE: BAX). She currently serves on the board of directors of Axonics, Inc. (NASDAQ: AXNX), a publicly traded medical technology company developing products for women with bladder and bowel dysfunction, as well as Surgimatix. She previously served on the board of directors of Salona Global Medical Device Corp (TSXV: SGMD), a publicly traded medical device company; Endologix, Inc. (OTC: ELGXQ), a publicly traded provider of minimally invasive treatments of aortic disorders; and American Medical Systems, a publicly traded life sciences company acquired by Endo Pharmaceuticals. Ms. Kiernan holds a BS in business from Southern Methodist University. We believe that Ms. Kiernan is qualified to serve on our Board due to her experience as an executive, including as a chief executive officer, leading medical device companies, as well as her experience serving on the board of directors of other medical technology companies.

Class III Directors whose terms in office expire at the 2024 Annual Meeting of Stockholders

John K. Bakewell has served as a member of our Board since November 2020. From January 2016 to November 2016, Mr. Bakewell served as the Chief Financial Officer of Exact Sciences Corporation (NASDAQ: EXAS), a molecular diagnostics company. From June 2014 to December 2015, he served as Chief Financial Officer of Lantheus Holdings, Inc. (NASDAQ: LNTH), a diagnostic medical imaging company. Mr. Bakewell has also previously served at Interline Brands, Inc., RegionalCare Hospital Partners, Wright Medical Group, Inc., which was acquired by Stryker Corporation (NYSE: SYK) in November 2020, Cyberonics, Inc., now part of LivaNova PLC (NASDAQ:LIVN), Altra Energy Technologies, Inc. and ZEOS International, Ltd. Mr. Bakewell has served as a member of the board of directors of Neuronetics, Inc. (NASDAQ: STIM), a medical technology company, since May 2020 and Xtant Medical Holdings, Inc. (NYSE MKT: XTNT), a medical device company, since February 2018. Mr. Bakewell has served on the board of directors of Impulse Dynamics, N.V., a privately held medical device company offering a therapy for heart failure patients, since November 2021. Mr. Bakewell also previously served as a member of the board of directors of Entellus Medical, Inc., now part of Stryker Corporation (NYSE: SYK), ev3 Inc., now part of Medtronic plc (NYSE: MDT) and Corindus Vascular Robotics, Inc., now a Siemens Healthineers company. Mr. Bakewell holds a BA in Accounting from the University of Northern Iowa and is a certified public accountant (current status inactive). We believe that Mr. Bakewell is qualified to serve on our Board due to his extensive financial and managerial experience as a senior executive of several publicly traded medical technology companies, as well as his experience serving on the board of directors of other medical technology companies.

Richard W. Mott has served as a member of our Board since March 2015. Mr. Mott has served as the Principal of Walkabout Consulting LLC, a management consulting and private equity firm, since January 2009 and served as the Chairman and Interim Chief Executive Officer of Endologix, LLC, a medical device company, from October 2020 through November 2021. From March 2010 until August 2021, Mr. Mott was a Director and Owner of VFD Technologies, a private equity firm that invests in high performance materials and medical device manufacturing businesses. From September 2002 to November 2007, Mr. Mott served as President and Chief Executive Officer of Kyphon Inc., a global medical device company, including through its acquisition by Medtronic plc (NYSE: MDT). From 1993 to 2002, Mr. Mott held various management positions at Wilson Greatbatch Technologies, Inc. and Bristol-Myers Squibb Co. (NYSE: BMY). From May 2008 to December 2017, Mr. Mott served as chairman of the board of directors of Silk Road Medical, Inc. (NASDAQ: SILK), a medical device company. Mr. Mott currently serves on the board of various private companies, including the medical device companies Endologix, LLC, Relievant Medsystems, Inc., CeQur Corporation and Arsenal Medical, Inc. He holds a BS in Ceramic Engineering from Alfred University and is a graduate of Harvard University’s Advanced Management Program. We believe that Mr. Mott is qualified to serve on our Board due to his extensive experience leading medical device companies from the early stages of development to liquidity events.

John T. Treace founded Treace Medical Concepts in 2014 and has served as our Chief Executive Officer and a member of our Board since our inception. Before that, Mr. Treace served as Senior Vice President of U.S. Sales and Global Marketing from January 2010 to January 2013, as Vice President, Biologics and Extremities, from January 2003 to December 2009, as Senior Director of Biologics Marketing from July 2001 to June 2003, and as Senior Director of Sales Administration from November 2000 to June 2001 for Wright Medical Group, Inc., a medical device company, which was acquired by Stryker Corporation (NYSE: SYK) in November 2020. Before that, Mr. Treace held positions at Xomed Surgical Products, Inc., including as Director of Marketing from June 1998 to September 2000 and as Senior Product Manager from April 1996 to June 1998. From July 2010 to July 2013, Mr. Treace served on the board of directors of ENTrigue Surgical, which was acquired by Arthrocare Corporation. Mr. Treace holds a BS in Finance from Seattle University. We believe Mr. Treace is qualified to serve on our Board due to his extensive knowledge as our Company’s founder and Chief Executive Officer, his prior commercial and general management experience with a market-leading, publicly traded foot and ankle medical device company and his prior experience as a board member for ENTrigue Surgical.

Class I Directors whose terms in office expire at the 2025 Annual Meeting of Stockholders

Lawrence W. Hamilton has served as a member of our Board since November 2020. Mr. Hamilton has served as an Executive Coach and Adjunct Faculty with the Center for Creative Leadership at Eckerd College since September 2008. From July 1993 to July 2006, Mr. Hamilton served in various roles at Tech Data Corporation, most recently as Senior Vice President, Human Resources. From 1991 to 1993, Mr. Hamilton served as Vice President of Human Resources and Administration at Linvatec. From 1985 to 1991, Mr. Hamilton served in a variety of human resource management positions at Bristol-Myers Squibb Company (NYSE: BMY). Mr. Hamilton has also previously served as a member of the board of directors of Wright Medical Group, Inc., which was acquired by Stryker Corporation (NYSE: SYK) in November 2020, and HomeBanc Mortgage (NYSE: HBMC). Mr. Hamilton holds a BA in Political Sciences from Fisk University, an MPA (Labor) Policy from the University of Alabama and an Ed.S. in Human Resources Development from George Washington University. Mr. Hamilton is a certified Senior Professional in Human Resources and holds the Certified Compensation Professional designation from the American Compensation Association and the Board Certified Coach credential from the College of Executive Coaching. We believe that Mr. Hamilton is qualified to serve on our Board due to his experience in managing employees, establishing compensation policies and guidelines and serving in board committee roles.

Deepti Jain has served as a member of our Board since October 2021. From January 2019 to December 2020, Ms. Jain served as the President of IngenioRx, Inc., a subsidiary of Anthem, Inc. (NYSE: ANTM). From 2014 to 2018, Ms. Jain served as Senior Vice President and Chief Operating Officer of Anthem Pharmacy Solutions, a division of Anthem, Inc. Ms. Jain served as Chief Financial Officer and Senior Vice President of Finance of the Health Plan Division of Medco Health Solutions Inc. from 2010 to 2012. Ms. Jain has served as a member of the board of directors, audit committee and compliance and reimbursement committee of Tactile Systems Technology, Inc. (NASDAQ: TCMD), a publicly traded medical device company, since January 2021. Ms. Jain holds a BA in Philosophy and Classical Music from Dayanand Anglo Vedic College, an MA in English Literature from Guru Nanak Dev University and an MBA from Zicklin School of Business at Baruch College. We believe that Ms. Jain is qualified to serve on our Board due to her experience in launching fast-growing businesses, including as a chief financial officer and chief operating officer, her expertise in the healthcare industry, and her service on the boards of other publicly traded medical device companies.

James T. Treace has served as the chairman of our Board since July 2014. Mr. Treace has served as the Founder and President of J&A Group, LLC, a privately-funded medical device investment and consulting company, since October 2000. From November 1999 to October 2000, Mr. Treace served as President of Medtronic Xomed, a subsidiary of Medtronic plc (NYSE: MDT). From April 1996 to November 1999, Mr. Treace served as Chief Executive Officer, President and Chairman of the Board of Directors of Xomed Surgical Products, Inc. (NASDAQ: XOMD), until it was acquired by Medtronic plc. From July 1993 to April 1996, Mr. Treace co-founded and served as the Chief Executive Officer and Chairman of the Board at TreBay Medical Corp., an orthopaedic and microsurgical device company. From September 1981 to July 1990, he served as President and Chief Executive Officer of Concept, Inc. (NASDAQ: CCPT), now known as Conmed Linvatec (NYSE: CNMD) and from June 1966 to September 1981 as Executive Vice President of Richards Medical, now known as Smith & Nephew (NYSE: SNN). Mr. Treace previously served as Chairman of the Boards of Kyphon, Inc. (NASDAQ: KYPH), now part of Medtronic plc, Wright Medical Group, Inc. which was acquired by Stryker Corporation (NYSE: SYK) in November 2020, and American Medical Systems, Inc. (NASDAQ: AMMD), now part of Endo Pharmaceuticals (NASDAQ: ENDP). We believe that James T. Treace is qualified to serve on our Board due to his experience as chief executive officer and chairman of the board of publicly traded and privately held medical device companies.

Class II Directors not standing for re-election whose terms in office expire at the 2023 Annual Meeting.

F. Barry Bays has served as a member of our Board since July 2014. From January 2000 to June 2008, he served in various senior leadership roles with Wright Medical Group, Inc., which was acquired by Stryker Corporation (NYSE: SYK) in November 2020, including as Executive Chairman from June 2004 to October 2005, and again from April 2006 to June 2008, and as President and Chief Executive Officer from January 2000 to June 2004, and again from October 2005 to April 2006. From 1996 to 2000, Mr. Bays served as the Chief Operating Officer of Xomed Surgical Products, Inc., which was acquired by Medtronic plc (NYSE: MDT) in 1999. Mr. Bays has also served in leadership roles at TreBay Medical Corp., Concept, Inc., now known as Conmed Linvatec (NYSE: CNMD), and Richards Medical, now known as Smith & Nephew (NYSE: SNN). Mr. Bays holds a BS in Mechanical Engineering from Christian Brothers University. We believe that Mr. Bays is qualified to serve on our Board due to his experience at leading publicly traded and privately held medical device companies, including as a chief executive officer.

Thomas E. Timbie has served as a member of our Board since July 2014 and served as our chief financial officer from July 2014 to October 2015. From January 2005 to June 2005, Mr. Timbie served as the interim Chief Financial Officer of ev3 Inc., a medical device company, which was acquired by Covidien plc and is now part of Medtronic plc (NYSE: MDT), where he helped lead ev3 through its initial public offering. From April 1996 until December 1999, Mr. Timbie served as the Chief Financial Officer of Xomed Surgical Products, Inc., including during its initial public offering in 1996, and continuing in that role until Xomed was acquired by Medtronic plc (NYSE: MDT) in 1999. Mr. Timbie has also previously served as a member of the board of directors of Wright Medical Group, Inc., which was acquired by Stryker Corporation (NYSE: SYK) in November 2020, ev3 Inc., until its acquisition by Covidien plc, and American Medical Systems, Inc., now part of Endo Pharmaceuticals (NASDAQ: ENDP). Mr. Timbie holds a BS in Accounting from the University of Florida, an MBA from Stetson University and is a certified public accountant (current status inactive). We believe that Mr. Timbie is qualified to serve on our Board due to his professional expertise as a chief financial officer and audit committee chairman for several medical device companies, extensive knowledge of the medical device industry and prior experience in leading medical device companies through initial public offerings.

FAMILY RELATIONSHIPS

Two members of our Board as of the date hereof, including our Chief Executive Officer, have a family relationship. John T. Treace, our Chief Executive Officer, is the nephew of our director James T. Treace. There are no family relationships among any of our executive officers. Each of our executive officers serves at the discretion of our Board and holds office until his or her successor is duly appointed and qualified or until his or her earlier resignation or removal.

BOARD COMPOSITION

Director Independence

Immediately prior to the Annual Meeting, our Board consists of eleven members. Under the Nasdaq Global Market listing requirements (the “Listing Rules”), independent directors must comprise a majority of a listed company’s board of directors within a specified period of time after listing on the Nasdaq Stock Market. The Listing Rule's definition of an independent director includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his or her family members has engaged in any of various types of business dealings with us.

As required by the Listing Rules, our Board has made a subjective determination as to the independence of each director and determined that Directors Bakewell, Bays, Berry, Hamilton, Hanna, Jain, Kiernan, Mott and Timbie, representing nine of our eleven directors, are independent directors under the Listing Rules. James T. Treace is the uncle of our Chief Executive Officer. Our Board reviews the independence of each director at least annually. During these reviews, the Board considers transactions and relationships between each director, and his or her immediate family and affiliates, and our Company and its management to determine whether any such transactions or relationships are inconsistent with a determination that the director is independent. This review will be based primarily on responses of the directors to questions in a directors’ and officers’ questionnaire regarding employment, business, familial, compensation and other relationships with our Company, including its management.

We believe that a majority of our directors and the composition of our Board meets the requirements for independence under current Listing Rules and SEC requirements. As required by the Listing Rules, our independent directors meet in regularly scheduled executive sessions at which only independent directors are present. We intend to comply with any future governance requirements to the extent they become applicable to us.

Classified Board of Directors

In accordance with our amended and restated certificate of incorporation as currently in effect (our “Certificate of Incorporation”), our Board is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election or until their earlier death, resignation or removal. Our directors are divided among the three classes as follows:

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Our Class I directors are Lawrence W. Hamilton, Deepti Jain and James T. Treace, and their terms will expire at our annual meeting of stockholders to be held in 2025;
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Subject to their election at the Annual Meeting and as further described in Proposal 1 below, our Class II directors will be Lance A. Berry, Elizabeth S. Hanna and Jane E. Kiernan and their terms will expire at our annual meeting of stockholders to be held in 2026; and
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Our Class III directors are John K. Bakewell, Richard W. Mott and John T. Treace, and their terms will expire at our annual meeting of stockholders to be held in 2024.

In connection with the expiration of Messrs. Bays' and Timbie’s current terms at the Annual Meeting and in order to achieve an equal balance of directors among the three classes on the Board, the Board approved the reclassification of Jane E. Kiernan to be a Class II director, effective immediately before the Annual Meeting. Accordingly, Ms. Kiernan will stand for election as a Class II director at the Annual Meeting.

Our Certificate of Incorporation and Bylaws provide that the authorized number of directors may be changed only by resolution of the Board. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board into three classes with staggered three-year terms, together with the requirement that stockholders may remove our directors only for cause with a two-thirds vote and the inability of stockholders to call special meetings, may have the effect of delaying or preventing a change in control or management of the Company.

MEETINGS OF OUR BOARD OF DIRECTORS AND COMMITTEES

Our Board held six meetings during 2022 and acted by unanimous written consent eight times. In 2022, the Audit Committee met five times and acted by unanimous written consent once; the Compensation Committee met six times and acted by unanimous written consent five times; and the Nominating, Compliance and ESG Committee (the “NC & ESG Committee”) met four times and acted by unanimous written consent once.

Each director attended at least 75% of the aggregate total number of meetings of the Board and the committees on which he or she served, held during the portion of 2022 for which he or she was a director or committee member. We encourage our directors to attend our annual meetings of stockholders.

BOARD COMMITTEES

Our Board has established a standing Audit Committee, Compensation Committee, and NC & ESG Committee. Our Board may establish other committees to facilitate the management of our business. The composition and functions of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by our Board. Each committee has adopted a written charter that satisfies applicable requirements of the Listing Rules and SEC regulations. The charters are posted in the “investors” area of our website under the “Corporate Governance” topic with the heading “Documents and Charters” at https://investors.treace.com/corporate-governance/documents-charters.

This reference to our website address and all other references to our website in this proxy statement do not incorporate by reference into this proxy statement the information contained at or available through our website, and you should not consider it to be a part of this proxy statement. The inclusion of our website address in this prospectus is an inactive textual reference only.

Audit Committee

The members of our Audit Committee are John K. Bakewell, Lance A. Berry, Lawrence W. Hamilton, Deepti Jain and Thomas E. Timbie. Mr. Bakewell serves as the chair of the Audit Committee. Our Board has determined that each member of the Audit Committee meets the heightened independence and experience requirements applicable to Audit Committee members under the Listing Rules and SEC regulations and that Mr. Bakewell and Mr. Berry each is an “audit committee financial expert” as defined under applicable rules of the SEC. Our Board has assessed whether all members of the Audit Committee meet the composition requirements of the Listing Rules, including the requirements regarding financial literacy and financial sophistication. Our Board found that each of the members of the Audit Committee has met the financial literacy and financial sophistication requirements under SEC regulations and the Listing Rules.

Our Audit Committee oversees our corporate accounting and financial reporting process and, as set forth in its charter, its primary responsibilities include:

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appointing, determining the engagement, approving the compensation of and assessing the qualifications and independence of our independent auditor;
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determining that the independent auditor has processes in place to address the rotation of partners serving our account as required by SEC auditor independence rules;
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reviewing and discussing with management and the independent auditors our annual and quarterly financial statements and related disclosures;
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preapproving the audit and non-audit fees due to and services to be performed by our independent auditor;
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reviewing our financial statements and our management’s discussion and analysis of financial condition and results of operations to be included in our annual and quarterly reports to be filed with the SEC;
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discussing with management and the independent auditor management's process for assessing the adequacy and effectiveness of the Company's internal controls;
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discussing our policies with respect to risk assessment and risk management, including investment policies, insurance programs and cybersecurity;
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setting clear hiring policies for employees from our independent auditors;
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establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and for the confidential and anonymous submission of complaints regarding questionable accounting or auditing matters;
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reviewing and approving all related party transactions on an ongoing basis;
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overseeing and discussing with management the Company's policies and controls relating to information technology, management information systems and cybersecurity;
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reviewing and discussing with management, the independent auditor, and the senior internal auditor the scope of and plans for internal audits;
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meeting separately with management, with the senior internal auditor, and with the independent auditor;
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being made aware of reports received through our ethics hotline related to accounting, internal accounting controls, fraud or auditing matters and having authority to investigate each matter as the Audit Committee deems appropriate;
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regularly reporting to the Board regarding the Audit Committee's activities; and
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evaluating, on an annual basis, the Audit Committee charter and the Audit Committee’s performance.

Report of the Audit Committee

The material in the report below is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of TMCI under the Securities Act or the Exchange Act.

Audit Committee Report to Stockholders

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2022 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence from the Company and its management.

Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm, and the Audit Committee’s review of the representations of management and the independent registered public accounting firm, the Audit Committee has recommended that the Board include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC.

Respectfully submitted,
THE AUDIT COMMITTEE

John K. Bakewell, Chair
Lance A. Berry Lawrence W. Hamilton
Deepti Jain
Thomas E. Timbie

Compensation Committee

The members of our Compensation Committee are Lawrence W. Hamilton, F. Barry Bays, Elizabeth S. Hanna, Jane E. Kiernan and Richard W. Mott. Mr. Hamilton serves as chair of the Compensation Committee. Mr. Timbie served on the Compensation Committee until February 2022, and Mr. Mott and Ms. Kiernan joined the Compensation Committee in February 2022 and October 2022, respectively. Each of the members of our Compensation Committee is independent as defined in the Listing Rules, is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act and is an “outside director” as that term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

Under its charter, the Compensation Committee’s responsibilities include:

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annually reviewing and approving corporate goals and objectives relevant to compensation of our chief executive officer and our other executive officers;
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annually reviewing and making recommendations to our Board with respect to the compensation of our chief executive officer and our other executive officers;
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reviewing and making recommendations to our Board with respect to director compensation; and
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overseeing and administering our equity incentive plans.

The Compensation Committee reviews and evaluates, at least annually, the performance of the Compensation Committee and its members, including compliance by the Compensation Committee with its charter.

From time to time, our Compensation Committee may use outside compensation consultants to assist it in analyzing our compensation programs and in determining appropriate levels of compensation and benefits. We have engaged Compensia, Inc., a compensation consulting firm to compensation committees (“Compensia”), to advise us on compensation philosophy when we became a publicly traded company, the selection of a group of peer companies to use for compensation benchmarking purposes, and cash and equity compensation levels for our directors, executives and other employees based on current market practices. Compensia reports directly to the Compensation Committee and does not provide any non-compensation related services to us. In compliance with the disclosure requirements of the SEC regarding the independence of compensation consultants, Compensia addressed each of the six independence factors established by the SEC with the Compensation Committee. Its responses affirmed the independence of Compensia on executive compensation matters. Based on this assessment, the Compensation Committee determined that the engagement of Compensia does not raise any conflicts of interest or similar concerns. In addition, the Compensation Committee evaluated the independence of its other outside advisors to the Compensation Committee, including outside legal counsel, considering the same independence factors and concluded their work for the Compensation Committee does not raise any conflicts of interest.

Nominating, Compliance and ESG Committee

The members of our NC & ESG Committee are John K. Bakewell, Elizabeth S. Hanna, Deepti Jain, and James T. Treace. Mr. Mott served as the chair and a member of this committee from March 2021 until February 2022 when Ms. Jain assumed the role of chair. Messrs. Bakewell and Mott and Mss. Hanna, Kiernan, and Jain each meet the independence requirements of the Listing Rules relating to NC & ESG Committee independence.

Under its charter, the NC & ESG Committee’s responsibilities include:

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identifying individuals qualified to become Board members and recommending to the Board the nominees for election to the Board at the next annual meeting of stockholders; provided, however, for so long as the NC & ESG Committee is not composed of all independent members, the independent members of the Board approve the nomination of directors;
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recommending to the Board for its approval directors to serve as members of each committee and the Chairperson of each committee;
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monitoring compliance with our code of business conduct and ethics;
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overseeing our policies and programs related to compliance with laws and regulations;
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reviewing hotline reports and compliance investigations (other than reports related to accounting, internal accounting controls, fraud or auditing matters), “whistleblower” reporting and non-retaliation policies;
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receiving information about current and emerging risks and regulatory and enforcement trends, governmental inquiries or third-party claims;
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developing and recommending to our Board corporate governance guidelines;
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overseeing and recommending to our Board our practices, policies, strategies and reporting on environmental, social and governance matters; and
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overseeing the evaluation of our Board and its committees and management.

CORPORATE GOVERNANCE MATTERS

Code of Business Conduct and Ethics; Corporate Governance Guidelines

We believe that good corporate governance is important to ensure that, as a public company, we will be managed for the long-term benefit of our stockholders. We and our Board have reviewed the corporate governance policies and practices of other public companies, as well as those suggested by various authorities in corporate governance. We have also considered the provisions of the Sarbanes-Oxley Act and the rules of the SEC and the Nasdaq Stock Market.

Based on this review, our Board has taken steps to implement many of these provisions and rules. In particular, we have adopted written corporate governance guidelines that provide the framework for our corporate governance, along with our Certificate of Incorporation, Bylaws, committee charters and other key governance practices and policies. Our corporate governance guidelines cover a range of topics including, but not limited to, independence of the Board, executive sessions, director qualification standards, board access to senior management and independent advisors, meeting attendance, service on other boards, board and committee self-evaluation, compensation and succession planning. The NC & ESG Committee is responsible for reviewing and reassessing, from time to time as it deems appropriate, the adequacy of our corporate governance guidelines and recommending any proposed changes to the Board for approval. A copy of our corporate governance guidelines is available in the “investors” area of our website under the “Corporate Governance” topic with the heading “Documents and Charters” at https://investors.treace.com/corporate-governance/documents-charters.

We have also adopted a written code of business conduct and ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. Our code of business conduct and ethics is available in the “investors” area of our website under the “Corporate Governance” topic with the heading “Documents and Charters” at https://investors.treace.com/corporate-governance/documents-charters. We will disclose any amendments to the code, or any waivers of its requirements, on our website to the extent required by the applicable rules and exchange requirements.

We believe that a culture of integrity and compliance is critically important to fulfilling our mission. All employees and directors are expected to conduct business with the highest standards of business ethics. Each employee and director receives our code of conduct which emphasizes our four core values of Integrity, Courage, Excellence and Collaboration.

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Integrity means that we are honest and always do the right thing for our customers, employees and stockholders.
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Courage means that we take accountability and avoid surprises – that we tell the bad news first, not last.
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Excellence means that we have a passion for what we do, that we realize that medical learning is at the heart of what we do, that we have a sense of urgency to win every day and that we seek to create true value – not through paper or gimmicks.
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Collaboration means that we enlist the willing cooperation of others, that we surround ourselves with high performers, that we maintain an employee-friendly environment and that we have fun doing our job!

We cultivate an inclusive open-door culture and have provided employees with many avenues to speak up about questions or concerns, without fear of retaliation, harassment, discrimination or other inappropriate behavior, including anonymously reporting through a hotline accessible by phone or over the internet.

Board Leadership Structure

While our Bylaws provide our Board with the flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer, our Board believes that separating these positions is the appropriate leadership structure for us at this time. As such, John T. Treace currently serves as our Chief Executive Officer and James T. Treace serves as Chairman of the Board. Our Board believes that separating these positions provides additional support and perspective to our Chief Executive Officer and enhances the effectiveness of our Board as a whole. The Chairman of the Board (1) serves as the primary sounding board for the Chief Executive Officer, thereby fostering constructive and efficient communications between the Board and the Chief Executive Officer, (2) acts as a focal point for director communications, thereby helping to identify significant issues for Board consideration and gathering input from the other directors and (3) communicates with and builds consensus among the independent directors, thereby reducing some of the demands on the Chief Executive Officer’s time.

Our Board also recognizes that, depending on the circumstances, other leadership models, such as combining the role of Chairperson of the Board with the role of Chief Executive Officer and/or implementing a lead director position (as permitted by our Bylaws and Corporate Governance Guidelines), could be appropriate. Accordingly, our NC & ESG Committee is charged with periodically reviewing the leadership structure of our Board.

Role of the Board in Risk Oversight

While our Board does not have a standing risk management committee, our Audit Committee is responsible for overseeing our risk management and risk assessment processes on behalf of our Board, our NC & ESG Committee is responsible for overseeing compliance programs related to legal and regulatory risks, and our Compensation Committee assesses risks created by the incentives inherent in our compensation policies. The Audit Committee receives reports from management on a regular basis regarding our assessment of risks and risk management policies, including investment policies, insurance programs and cybersecurity. The NC & ESG Committee receives reports on a regular basis from management about current and emerging risks and regulatory and enforcement trends, governmental inquiries, and third-party claims. In addition, the Audit Committee and NC & ESG Committee both report regularly to the Board, which also considers our risk profile. Our Audit Committee, NC & ESG Committee and Board focus on the most significant risks we face and our general risk management strategies. While our Board oversees our risk management, management is responsible for day-to-day risk management processes. Our Board believes that open communication between itself and management is essential for effective risk management and oversight. Our Board meets with our Chief Executive Officer and other members of the senior management team quarterly to discuss, among other things, strategy and risks facing the Company. Our Board expects management to consider risk and risk management in each business decision, to proactively develop and monitor risk management strategies and processes for day-to-day activities and to effectively implement risk management strategies adopted by the Audit Committee, NC & ESG Committee, Compensation Committee and the Board. We believe this division of responsibilities is the most effective approach for addressing the risks we face and that our Board’s leadership structure, which also emphasizes the independence of the Board in its oversight of its business and affairs, supports this approach.

Anti-Hedging and Anti-Pledging Policy

Our insider trading compliance policy prohibits our directors, executive officers and other employees from engaging in hedging transactions, such as zero-cost collars and forward sale contracts, or other inherently speculative transactions with respect to Company securities, such as short sales or transactions in publicly traded put or call options. Our directors, executive officers and other employees are also prohibited from holding Company securities in a margin account or pledging Company securities as collateral for a loan.

Limitation on Liability and Indemnification Matters

Our Certificate of Incorporation and our Bylaws contain provisions that limit the liability of our directors for monetary damages to the fullest extent permitted by the Delaware General Corporation Law (the “DGCL”). The DGCL provides that directors of a corporation will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for any:

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transaction from which the director derives an improper personal benefit;
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act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
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unlawful payment of dividends or redemption of shares; or
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breach of a director’s duty of loyalty to the corporation or its stockholders.

These limitations of liability do not apply to liabilities arising under federal securities laws and do not affect the availability of equitable remedies such as injunctive relief or rescission.

Our Certificate of Incorporation and our Bylaws require us to indemnify our directors and officers, in each case to the fullest extent permitted by the DGCL. Our Bylaws also provide that we are obligated to advance expenses (including attorney’s fees and disbursements) incurred by any indemnified person in advance of the final disposition of any action or proceeding, and permits us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in that capacity regardless of whether we would otherwise be permitted to indemnify him or her under Delaware law.

We have entered, and expect to continue to enter, into separate agreements to indemnify our directors, executive officers and other employees as determined by our Board. With specified exceptions, these agreements provide for indemnification for related expenses including, among other things, attorneys’ fees, judgments, fines and settlement amounts incurred by any of these individuals in any action or proceeding. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to our directors, officers and controlling persons under the foregoing provisions, or otherwise, we have been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. We believe that these provisions of our Bylaws and indemnification agreements are necessary to attract and retain qualified persons as directors and officers. We also maintain directors’ and officers’ liability insurance that insures our directors and officers against liability for actions taken in their capacities as directors and officers.

We believe that these provisions in our Certificate of Incorporation and Bylaws and these indemnification agreements are necessary to attract and retain qualified persons as directors and officers. However, the limitation of liability and indemnification provisions in our Certificate of Incorporation and Bylaws may discourage stockholders from bringing a lawsuit against our directors and officers for breach of their fiduciary duty. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and our stockholders. Further, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damages.

There is no pending litigation or proceeding naming any of our directors or officers as to which indemnification is being sought, nor are we aware of any pending or threatened litigation that may result in claims for indemnification by any director or officer.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serve as a member of the boards of director or as a member of the Compensation Committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of our Board or our Compensation Committee. None of the current members of the Compensation Committee of our Board has been one of our employees within the past five years.

Board Diversity

Our NC & ESG Committee is responsible for reviewing with our Board, on an annual basis, the appropriate characteristics, skills and experience required for our Board as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members), the NC & ESG Committee, in recommending candidates for election, and our Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including but not limited to the following:

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personal and professional integrity;
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ethics and values;
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ability to make mature business judgments;
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experience in corporate management, such as serving as an officer or former officer of a publicly-held company;
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experience as a board member of another company;
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professional and academic experience relevant to our industry;
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strength of the candidate's leadership skills;
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experience in finance and accounting and/or executive compensation practices;
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time for preparation, participation and attendance at Board and committee meetings;
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diversity of skills, personal and professional background, perspective and experience relative to other board members; and
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conflicts of interest.

Currently, our Board evaluates each individual in the context of our Board as a whole, with the objective of assembling a group that can best oversee and contribute to the success of the business and represent stockholder interests through the exercise of sound judgment. We believe it is important to have a balanced and diverse board and are committed to maintaining and building director diversity in terms of skills, personal and professional backgrounds, perspectives and experiences. The NC & ESG Committee and the Board are committed to actively seeking highly qualified women and individuals who self-identify as an underrepresented minority to include in the pool from which new Board candidates are chosen. Our Board currently includes three female directors, constituting 27.3% of our Board at present, which will increase to 33.3% of our Board with the retirements of Messrs. Bays and Timbie, and two directors who self-identify as an underrepresented minority. Additional demographic information about the composition of our Board is available in the “investors” area of our website under the “Corporate Governance” topic with the heading “Committee Composition and Diversity” at https://investors.treace.com/corporate-governance/committee-composition-diversity.

Directors John K. Bakewell and Lawrence W. Hamilton were recommended to join our Board by several of our existing directors in November 2020 based on their personal experience working with Messrs. Bakewell and Hamilton at other publicly traded medical technology companies. In July 2021, the NC & ESG Committee engaged a third party search firm to assist in identifying or evaluating potential nominees for director who were female and/or from a diverse cultural background. Director nominee Elizabeth S. Hanna and Director Deepti Jain were identified through the third party search firm. Director nominees Lance A. Berry and Jane E. Kiernan were recommended to join our Board by several of our existing directors in October 2022 based on their personal experience working with Mr. Berry and Ms. Kiernan at other publicly traded medical technology companies.

Communications with the Board

Our Board values the input and insights of the Company’s stockholders, believes that effective communication between the Board and stockholders strengthens the Board’s ability to effectively carry out its oversight function, and consequently, has adopted a stockholder communications policy. Stockholders may communicate with the independent members of our Board, the Chairperson of the Board, and any chairperson of a Board committee, about corporate governance, corporate strategy, board-related matters or other substantive matters that our Corporate Secretary and Chairperson of the Board consider to be important for the director(s) to know, by addressing any communications to the intended recipient by name or position in care of: Corporate Secretary, Scot M. Elder, 100 Palmetto Park Place, Ponte Vedra, Florida 32081 or legal@treace.net. The communication must include the stockholder’s name, address, telephone number and email address and a statement of the type and amount of Company securities that the stockholder holds. The Corporate Secretary will review any communications received from stockholders and will forward communications deemed appropriate to the Board or the relevant director(s). Communications that are deemed inappropriate (such as communications involving individual grievances, regarding ordinary business operations, or containing offensive, obscene or abusive content) will not be forwarded. A copy of our stockholder communications policy is available on the “Documents & Charters” page in the “Corporate Governance” topic of the “Investors” section of our website at https://investors.treace.com/corporate-governance/documents-charters.

Stockholder Recommendations of Director Candidates

Stockholders who wish to recommend individuals to the NC & ESG Committee for consideration as potential director candidates may submit the names of the recommended individuals, together with appropriate biographical information and background materials, to the NC & ESG Committee, c/o Corporate Secretary, Scot M. Elder, 100 Palmetto Park Place, Ponte Vedra, Florida 32081. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the NC & ESG Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

CORPORATE RESPONSIBILITY

Our ESG Report is available on our website at https://investors.treace.com/ and includes more detailed information about our environmental, social and governance-related programs and initiatives. Please note that nothing contained on or accessible through our website, including our ESG Report or sections thereof, will be deemed incorporated by reference into this proxy statement.

Dedication to Quality and Patient Safety

We are committed to designing and delivering safe, effective and high quality products. To meet this commitment, we have deployed a robust quality management system that complies with U.S. Food and Drug Administration regulations and is closely aligned to ISO 13485 standards. Our supplier qualification process requires suppliers that manufacture our implants and instruments to obtain ISO 13485 certification.

Dedication to Building and Supporting Human Capital

We believe in the value of a diverse and inclusive team as an enabler to getting the best ideas, innovating, and creating great outcomes for our customers and their patients. To drive great business results, we must have the right people in the right roles with great leadership, culture, training and rewards, all aligned with our values and business strategies.

To achieve these goals, we are committed to developing great talent at all levels of the organization: by growing talent internally, innovatively expanding external talent pools, and ensuring bench strength and succession plans at all levels throughout the organization. We have a number of initiatives in place to attract, develop and retain great talent in a rewarding and inclusive culture. Some of the highlights of our approach are as follows:

Talent Acquisition: As of December 31, 2022, we had 423 full-time employees. During 2022, we increased the number of employees by 70% to support the rapid growth of our business, with 65% of the new hires added to our sales team. As we recruit, we are innovatively expanding external talent pools, and we actively seek talent of diverse backgrounds and strive to provide a work environment where the best ideas are welcomed.

Talent Development: On an annual basis, our leadership team participates in a talent review and succession planning exercise to identify organizational needs, development opportunities, and potential future leaders. As a result of these efforts and our commitment to providing growth opportunities for our talent, 61 employees were promoted or moved to new roles in 2022, and 52 of our new employees were hired through referrals. Further, in 2022, we experienced a low undesired turnover of under 7%, despite the market's strong competition for talent.

Total Rewards: Our human capital strategies, initiatives, and outcomes are reviewed on a regular basis by our Compensation Committee. In addition, we partner with consulting firms to regularly benchmark our peer group companies and the broader market, and as a result of this analysis, we have implemented a number of changes to our rewards practices which we believe allows us to maintain our competitiveness in the market. We also believe strongly in providing employees the opportunity to participate as owners in the Company by providing broad-based equity programs granting stock options and restricted stock units, with the majority of our employees having received at least one equity grant.

Culture: We are committed to delivering an inclusive culture that fosters creativity and innovation and allows employees to be their best at work. We offer a collegial, collaborative culture supported by competitive, performance-based compensation and benefits, equity awards, career development opportunities, and access to continual growth through live and remote training. In 2022, we worked with an independent third-party consulting firm to conduct an employee engagement survey in 2022 that showed that 87% of our employees were engaged, which compares favorably with average engagement of 76% of the approximately 80 medical device and biotechnology companies in the benchmark compiled by the consulting firm. We will use these survey results to determine how we can continue to create work environments that energize our employees and enable them to develop and maintain a positive working culture.

DIRECTOR COMPENSATION

Non-employee Director Compensation Policy

In 2021, our Board adopted a non-employee director compensation policy which included cash retainers for Board and committee service, an initial stock option grant when the non-employee director first joins the Board (the “initial option grant”) and an annual stock option grant awarded to non-employee directors (the “annual option grant”). In January 2022, the Compensation Committee reviewed the non-employee director compensation policy in consultation with Compensia, an independent compensation consultant, with reference to Compensia’s annual benchmarking review. After this review, the Compensation Committee recommended to the Board that the initial option grant be adjusted to $250,000 in value and the annual option award be adjusted to $145,000 in value. In February 2022, the Board approved the increase in the annual equity award value as well as an increase in the cash retainer to the Chairperson of the Board to $45,000 per year. In May 2022, the Compensation Committee recommended and the Board approved changes to provide that the initial stock option grant and annual stock option grant be awarded with 75% of the value in stock options and 25% of the value in restricted stock units. In December 2022, the Board, based on the recommendation of the Compensation Committee, amended the non-employee director compensation policy to establish a process to permit non-employee directors to defer settlement of a portion or all of their initial and annual restricted stock units. In January 2023, in consultation with Compensia with reference to Compensia’s annual benchmarking review, the Compensation Committee recommended and the Board approved an increase in the annual retainer for non-employee directors from $40,000 to $45,000; an increase in the compensation for Compensation Committee members from $7,000 to $7,500; and a change in the allocation of director equity awards from a 75%/25% allocation between options and restricted stock units, respectively, to a 50%/50% allocation.

Cash Compensation. During 2022, all non-employee directors were entitled to receive the following cash compensation for their services:

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$40,000 per year for services as a Board member;
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$45,000 per year additionally for service as chairperson of the Board;
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$20,000 per year additionally for service as chairperson of the Audit Committee;
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$10,000 per year additionally for service as an Audit Committee member;
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$15,000 per year additionally for service as chairperson of the Compensation Committee;
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$7,000 per year additionally for service as a Compensation Committee member;
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$10,000 per year additionally for service as chairperson of the NC & ESG Committee; and
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$5,000 per year additionally for service as a NC & ESG Committee member.

Each annual cash retainer and additional annual fee is paid quarterly in arrears on a prorated basis.

Equity Compensation. Non-employee directors are entitled to receive all types of awards (except incentive stock options) under the 2021 Incentive Award Plan (the “2021 Plan”) (or the applicable equity plan in place at the time of grant), including discretionary awards not covered under the non-employee director compensation policy. Under the non-employee director compensation policy in effect during 2022, nondiscretionary, automatic grants of stock options and restricted stock units are made to our non-employee directors as follows:

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Initial option grant: Upon joining our Board, the director is granted an award of stock options with a “Black-Scholes” value of $187,500 (75% of the targeted $250,000 value for the initial equity grant), rounded up to the nearest multiple of five.
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Initial restricted stock unit grant: Upon joining our Board, the director is granted an award of restricted stock units with a target value of $62,500 (25% of targeted $250,000 value for the initial equity grant) with the number of restricted stock units to be determined based on the closing price of our common stock on the grant date, rounded up to the nearest whole number.
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Annual option grant: On the date of each annual meeting of stockholders, beginning with the 2022 annual meeting, the director is granted an award of stock options with a “Black-Scholes” value of $108,750 (75% of the targeted $145,000 value for the initial equity grant), rounded up to the nearest multiple of five.
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Annual restricted stock unit grant: On the date of each annual meeting of stockholders, beginning with the 2022 annual meeting, the director is granted an award of restricted stock units with a target value of $36,250 (25% of the targeted $145,000 value for the initial equity grant) with the number of restricted stock units to be determined based on the closing price of our common stock on the grant date, rounded up to the nearest whole number.

For purposes of the non-employee director compensation policy, the “Black Scholes” value means the fair value of an option determined using the Black-Scholes pricing model based on the fair market value of our common stock and the volatility, risk-free rate and life expectancy assumptions in our financial statements disclosing those assumptions. The term of each option described above will be ten years from the date of grant, subject to earlier termination as provided in the 2021 Plan. The exercise price per share of each option is equal to 100% of the fair market value of one share of our common stock on the date of grant.

Subject to the applicable provisions of the 2021 Plan, (1) the initial option grant will vest as to 1/36th of the underlying shares on each monthly anniversary of the grant date, (2) the initial restricted stock unit grant will vest as to one-third of the underlying shares on the first, second and third anniversaries of the grant date, (3) the annual option grant will vest as to 1/12th of the underlying shares on each monthly anniversary of the grant date, provided that the last installment will vest on the earlier of (a) the first anniversary of the grant date or (b) immediately before the next annual meeting of stockholders following the grant date; and (4) the annual restricted stock unit grant will vest on the earlier of (a) the first anniversary of the grant date or (b) immediately before the next annual meeting of stockholders following the grant date. In each case, vesting is subject to the non-employee director continuing to provide services on the applicable vesting date. Under the non-employee director compensation policy, all options and restricted stock units granted to members of our non-employee directors will fully vest if the Company experiences a merger or change in control, subject to the applicable non-employee director's continued service through the vesting date.

2022 Director Compensation

The following table sets forth information for 2022 regarding the compensation awarded to, earned by or paid to our non-employee directors. Certain directors have elected to decline to receive certain types of director compensation and/or have elected to defer vesting of future restricted stock units until either a fixed future date or their ceasing to serve as a director or the occurrence of a change in control event. Directors who are also our employees receive no additional compensation for their service as directors. During 2022, John T. Treace, who is one of our directors, served as our Chief Executive Officer and, accordingly, did not receive any additional compensation for service as director. See “Executive Compensation—Summary Compensation Table” for additional information about the compensation for Mr. John T. Treace for his service as an employee.

Compensation awarded to Directors Hanna and Jain deviated slightly from the rest of our non-employee directors for 2022 because they joined the Board as of October 1, 2021, and soon after the Compensation Committee and Board approved an increase in the targeted value of the initial grant to $250,000 in February 2022. Due to the close proximity of their joining and the program change, the Board approved granting Directors Hanna and Jain additional equity awards valued at $75,000, with 75% of the value ($56,250) being awarded as a stock option and 25% of the value ($18,750) being awarded as restricted stock units.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	Option Awards ($)(4)(5)	Total ($)
John K. Bakewell	65,000	36,261	108,761	210,022
F. Barry Bays (6)	—	—	—	—
Lance A. Berry (7)	12,500	62,502	187,509	262,511
Lawrence W. Hamilton	65,000	36,261	108,761	210,022
Elizabeth S. Hanna (8)	52,000	55,016	165,022	272,038
Deepti Jain (8)	59,791	55,016	165,022	279,829
Jane E. Kiernan (7)	11,750	62,502	187,509	261,761
Richard W. Mott	46,702	36,261	108,761	191,724
Thomas E. Timbie	51,016	36,261	108,761	196,038
James T. Treace (9)	88,517	—	—	88,517
John R. Treace (10)	15,151	—	—	15,151

(1)
The amounts reported represent the aggregate dollar amount of all fees earned or paid in cash to each non-employee director for their service as a director during 2022, including any annual retainer fees and committee and/or chairmanship fees. Cash fees are paid quarterly in arrears.
(2)
Amounts shown represent the grant date fair value of restricted stock units granted during fiscal year 2022 as calculated in accordance with FASB ASC 718, Compensation —Stock Compensation (ASC Topic 718).
(3)
The restricted stock units granted to Directors Bakewell, Hamilton, Hanna, Jain, Mott and Timbie represent the annual grants of restricted stock units described in the narrative above and will vest on May 17, 2023, the first anniversary of the grant date, subject to the respective director's continued service on the vesting date. The restricted stock units granted to Directors Berry and Kiernan represent the initial grant of restricted stock units upon their joining the Board on October 1, 2022, and will vest as to one-third of the underlying shares on the first, second and third anniversaries of the October 1 grant date, subject to the respective director's continued service on the vesting date.
(4)
Amounts shown represent the grant date fair value of options granted during fiscal year 2022 as calculated in accordance with ASC Topic 718 and the assumptions outlined in Note 10 of our financial statements included in our 2022 Annual Report on Form 10-K.
(5)
All options were granted under the 2021 Plan and have an exercise price equal to the closing price of our common stock on the Nasdaq stock market on the grant date. The options granted to Directors Bakewell, Hamilton, Hanna, Jain, Mott and Timbie represent the annual option grant described in the narrative above and vest as to 1/12th of the underlying shares on each monthly anniversary of the grant date, provided that the last installment will vest on May 17, 2023, which is the first anniversary of the grant date, subject to the respective director's continued service on the vesting date. The options granted to Directors Berry and Kiernan represent the initial option grant upon their joining the Board on October 1, 2022, and will vest as to 1/36th of the underlying shares on each monthly anniversary of the grant date, subject to the respective director's continued service on the vesting date.
(6)
Director Bays has elected to decline any cash compensation or equity grants that would be payable under the non-employee director compensation policy. The election went into effect prior to April 2021.
(7)
Directors Berry and Kiernan joined the Board effective as of October 1, 2022.
(8)
Directors Hanna and Deepti Jain were awarded initial options with a targeted value of $175,000 as of October 1, 2021 when they joined the Board. Since the Compensation Committee and Board approved an increase in the targeted value of the initial grant to $250,000 in February 2022, the Board approved granting Directors Hanna and Jain additional equity awards valued at $75,000, with 75% of the value ($56,250) being awarded as a stock option and 25% of the value ($18,750) being awarded as restricted stock units.
(9)
Director James T. Treace has elected to decline the option and restricted stock unit grants that would be awarded under the non-employee director compensation policy.
(10)
Director John R. Treace served as a director until his term expired at the 2022 annual meeting of stockholders and had elected to decline any equity grants and any fees for serving as Board or committee chairperson that would be awarded under the non-employee director compensation policy.

The table below shows the aggregate numbers of option awards (exercisable and unexercisable) and unvested stock awards held as of December 31, 2022 by each non-employee director as of December 31, 2022.

Name	Options Outstanding at Fiscal Year End	Unvested Outstanding Stock Awards at Fiscal Year End
John K. Bakewell	152,042	2,295
F. Barry Bays	—	—
Lance A. Berry	19,439	2,832
Lawrence W. Hamilton	152,042	2,295
Elizabeth S. Hanna	42,975	3,482
Deepti Jain	42,975	3,482
Jane E. Kiernan	19,439	2,832
Richard W. Mott	37,865	2,295
Thomas E. Timbie	37,865	2,295
James T. Treace	—	—

MATTERS TO COME BEFORE THE ANNUAL MEETING

PROPOSAL NO. 1:

ELECTION OF DIRECTORS

As noted above, Messrs. Bays and Timbie have notified the Board that they intend not to stand for reelection. The Board has decided to reduce the size of the Board from eleven directors to nine directors, effective at the time of the Annual Meeting. In addition, to make the classes as nearly equal in number as possible, the Board has approved the reclassification of Jane E. Kiernan, concurrent with the end of Mr. Bays' term of service, from a Class III director to a Class II director, and Ms. Kiernan is thereby a nominee for director at the Annual Meeting. Immediately before the Annual Meeting, Class I had three members (Lawrence W. Hamilton, Deepti Jain, and James T. Treace), Class II had four members (F. Barry Bays, Lance A. Berry, Elizabeth S. Hanna, and Thomas E. Timbie) and Class III had four members (John K. Bakewell, Jane E. Kiernan, Richard W. Mott, and John T. Treace).

Nominees

Our NC & ESG Committee has recommended, and our Board has approved, Mr. Berry, Ms. Hanna and Ms. Kiernan, as nominees for election as Class II directors at the Annual Meeting. If elected, Mr. Berry, Ms. Hanna and Ms. Kiernan will serve as Class II directors until our 2026 annual meeting of stockholders or until their successors are duly elected and qualified. Each of the nominees is currently a director of our Company. For information concerning the nominees, please see the section entitled “Board of Directors and Corporate Governance.”

If you are a stockholder of record and you sign your proxy card or vote by telephone or over the internet but do not give instructions with respect to the voting of directors, your shares will be voted “FOR” the election of Lance A. Berry, Elizabeth S. Hanna and Jane E. Kiernan. We expect that Mr. Berry, Ms. Hanna and Ms. Kiernan will accept such nomination; however, in the event that a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by our Board to fill such vacancy. If you are a street name stockholder and you do not give voting instructions to your broker or nominee, your broker will leave your shares unvoted on this matter.

Required Vote

The election of directors requires a plurality vote of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon to be approved. Broker non-votes and abstentions will have no effect on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE FOR THE ELECTION OF EACH NOMINEE UNDER PROPOSAL NO. 1.

PROPOSAL NO. 2:

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed Grant Thornton LLP, independent registered public accountants, to audit our financial statements for our fiscal year ending December 31, 2023.

Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm. However, as a matter of good corporate governance, the Board is requesting that our stockholders ratify the Audit Committee’s and the Board's selection of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Grant Thornton LLP has served as our independent registered public accounting firm since 2018. The Audit Committee and the Board believe that the continued retention of Grant Thornton LLP as our independent auditors is in the best interests of the Company and its stockholders. The Audit Committee carefully considered the selection of Grant Thornton LLP as our independent auditors. In connection with this selection, the Audit Committee considered whether there should be a rotation of the independent audit firm. The Audit Committee charter requires the Audit Committee to periodically consider whether the independent audit firm should be rotated. In addition to evaluating rotation of the independent auditors, the Audit Committee oversees the selection of the new lead audit partner, and the Audit Committee chairperson participates directly in the selection of the new lead audit partner.

If the stockholders fail to ratify the selection, the Audit Committee will reconsider its selection. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and our stockholders.

Representatives from Grant Thornton LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement at the Annual Meeting if they desire to do so and are expected to be available to respond to appropriate questions at the Annual Meeting.

Required Vote

Approval by the affirmative vote of the holders of a majority of the shares of common stock present virtually, or represented by proxy, and entitled to vote on the matter at the Annual Meeting will be required to ratify the appointment of Grant Thornton LLP.

THE BOARD UNANIMOUSLY RECOMMENDS THAT

STOCKHOLDERS VOTE IN FAVOR OF THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE FISCAL YEAR ENDING December 31, 2023.

Principal Accountant Fees and Services

The following table represents aggregate fees billed to the Company for 2021 and 2022 by Grant Thornton LLP, the Company’s independent registered public accounting firm.

	Fiscal Year Ended
	2022	2021
	(in thousands)
Audit Fees(1)	$359.3	$310.0
Audit-Related Fees(2)	$—	$328.0
Tax Fees(3)	$31.2	$43.0
All Other Fees	—	$—
Total Fees	$390.5	$681.0

(1)
Audit Fees consist of the aggregate fees billed for each of the last two fiscal years for professional services for the audit of our annual financial statements, including the review of our quarterly unaudited financial statements on Form 10-Q.
(2)
Audit-Related Fees consist of the aggregate fees billed in 2021 for providing assurance services related to the comfort letter for the registration statement for our initial public offering ("IPO").
(3)
Tax Fees consist of fees for professional services rendered for tax compliance, tax advice, and tax planning. All tax fees incurred subsequent to our IPO were pre-approved by our Audit Committee.

Pre-Approval Policies and Procedures

The Audit Committee has procedures in place for the pre-approval of audit and non-audit services rendered by the Company’s independent registered public accounting firm, Grant Thornton LLP. The Audit Committee generally pre-approves specified services in the defined categories of audit services, audit-related services, and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

The Audit Committee has determined that the rendering of services other than audit services by Grant Thornton LLP is compatible with maintaining the principal accountant’s independence.

EXECUTIVE OFFICERS

Name	Age	Title
John T. Treace	51	Chief Executive Officer, Founder and Director
Mark L. Hair	53	Chief Financial Officer
Aaron J. Berutti	44	Senior Vice President, Sales
Scot M. Elder	48	Chief Legal & Compliance Officer, Corporate Secretary
Sean F. Scanlan	41	Chief Innovation Officer

John T. Treace's biographical information is set forth above in the section entitled “Board of Directors and Corporate Governance - Directors and Nominees” in this proxy statement.

Mark L. Hair has served as our Chief Financial Officer since September 2020. From January 2018 to February 2020, Mr. Hair served as the Chief Financial Officer of Restoration Robotics, Inc., a medical device company. From May 2016 to August 2017, Mr. Hair served as the Vice President and Chief Accounting Officer of Zeltiq Aesthetics, Inc., a medical device company, including through its acquisition by Allergan plc in April 2017. From January 2016 to May 2016, he served as Vice President of Finance for Accuray Inc., a medical technology company. From September 2014 to January 2016, Mr. Hair served as the Vice President and Corporate Controller of Thoratec Corporation, a medical device company, including through its acquisition by St. Jude Medical in October 2015. Mr. Hair has also served as Senior Vice President, Finance and Corporate Controller at Diamond Foods, Inc., and also held positions at StoneTurn Group, LLP, and Deloitte, LLP. Mr. Hair holds a BS in Accounting and a Masters of Accountancy from Brigham Young University.

Aaron J. Berutti has served as our Senior Vice President, Sales since August 2021. From November 2018 to July 2021, Mr. Berutti held various positions at Orthofix Medical Inc. (NASDAQ: OFIX), including most recently as the Vice President Sales & Marketing, Extremities-U.S. and Canada. From February 2018 to October 2018, Mr. Berutti served as the Vice President of Business Development at Cartiva, Inc. From 2003 to 2017, Mr. Berutti held various positions at Wright Medical Group, Inc., which was acquired by Stryker Corporation (NYSE: SYK) in November 2020, including most recently as the Vice President Sales, Lower Extremity & Biologics, from September 2016 to November 2017. Mr. Berutti holds a BE in Mechanical Engineering from Vanderbilt University and an MS and MBA from the Kelly School of Business at Indiana University.

Scot M. Elder has served as our Chief & Legal Compliance Officer, Corporate Secretary since October 2022. He joined the Company as Chief Compliance Officer in October 2022. From May 2019 until October 2021, Mr. Elder served as the Vice President and Chief Ethics and Compliance Officer of Medtronic plc (NYSE: MDT). He spent over 12 years at Medtronic plc in roles of progressively increasing responsibility, including as Vice President, General Counsel for the Restorative Therapies group and as Vice President, Chief Counsel, Compliance & Privacy Officer for the Surgical Technologies business. In addition, he serves on the AdvaMed Steering Committee. Mr. Elder holds a BA in History from the University of Utah and a JD from the University of California, Los Angeles (UCLA) Law School.

Sean F. Scanlan, Ph.D. has served as our Chief Innovation Officer since January 2023. From September 2021 until January 2023, he served as our Senior Vice President, Marketing, and from March 2021 to September 2021, he served as our Senior Vice President, Marketing & Medical Education. From January 2018 to March 2021, Dr. Scanlan served as our Vice President, Marketing & Medical Education, after serving in various marketing roles of increasing responsibility since December 2014. From June 2011 to April 2014, Dr. Scanlan served as Product Development Engineer Advanced Surgical Devices at Smith & Nephew (NYSE: SNN), focusing on product development and early-stage technology assessment. From January 2006 to May 2011, Dr. Scanlan led an interdisciplinary clinical research study at Stanford University, focusing on orthopaedic surgery and engineering and, from October 2009 to May 2011, served as a consultant for Moximed Inc., an early-stage orthopaedics start-up company. Dr. Scanlan holds a BS in Engineering Science (Biomechanics) from the University of Florida and an MS and PhD in Mechanical Engineering (Biomechanical Engineering division) from Stanford University.

EXECUTIVE COMPENSATION

As noted above, since we are an emerging growth company, we are not required to make certain disclosures related to executive compensation, such as providing a Compensation Discussion and Analysis section or holding a non-binding advisory vote on executive compensation, and we have elected to comply with the scaled disclosure requirements applicable to emerging growth companies.

We seek to ensure that the total compensation paid to our executive officers is reasonable and competitive. Compensation of our executives is structured around the achievement of individual performance and near-term corporate targets as well as long-term business objectives.

Our named executive officers (“NEOs”) for fiscal year 2022 were as follows:

•
John T. Treace, our Chief Executive Officer, Director and Founder;
•
Mark L. Hair, our Chief Financial Officer; and
•
Aaron J. Berutti, our Senior Vice President, Sales.

The following table sets forth total compensation paid to our NEOs for the fiscal year ending on December 31, 2022.

2022 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($) (2)	All Other Compensation ($)		Total ($)
John T. Treace	2022	568,219	—	648,706	1,931,854	457,000	11,470	(3)	3,617,249
Chief Executive Officer, Director and Founder	2021	410,141	—	—	—	267,900	10,104		688,145

Mark L. Hair	2022	404,109	—	228,843	680,527	213,500	10,991	(4)	1,537,970
Chief Financial Officer	2021	314,389	150,000	—	615,261	154,000	69,827		1,303,477

Aaron J. Berutti	2022	333,644	—	228,843	680,527	173,000	12,771	(5)	1,428,785
Senior Vice President, Sales	2021	116,538	10,000	—	1,607,550	55,000	142,085		1,931,173

(1)
The amounts reported represent the aggregate grant-date fair value of the restricted stock units or stock options awarded to the NEOs, calculated in accordance with ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 10 to our financial statements in our Annual Report on Form 10-K.
(2)
Annual cash incentive amounts for all NEOs in 2022 were paid in March 2023, under our annual cash incentive plan for 2022, as described in the section below entitled “Executive Compensation—Non-Equity Incentive Plan and Bonus Payments for 2022.”
(3)
The amount reported in 2022 for Mr. Treace includes $1,008 for life insurance premiums and $10,462 for the Company’s match of Mr. Treace's contributions to our 401(k) plan, which are available to the NEOs on the same terms as other full-time employees.
(4)
The amount reported in 2022 for Mr. Hair includes life insurance premiums of $706 and the Company’s match of his contributions to our 401(k) plan of $10,285.
(5)
The amount reported in 2022 for Mr. Berutti includes life insurance premiums of $571 and Company’s match of his contributions to our 401(k) plan of $12,200.

Narrative to Summary Compensation Table

2022 Salaries

Our NEOs each receive a base salary to compensate them for services rendered to our Company. The base salary payable to each NEO is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. Our Board and Compensation Committee may adjust base salaries from time to time in their discretion. For January and February 2022, Mr. Treace’s base salary was $400,000, Mr. Hair’s base salary was $320,000, and Mr. Berutti's base salary was $300,000. In February 2022, our Board approved increasing Mr. Treace's base salary to $600,000, Mr. Hair’s base salary to $420,000, and Mr. Berutti's base salary to $340,000, with such increases being effective on February 28, 2022.

Non-Equity Incentive and Bonus Payments for 2022

Each of our NEOs participates in our annual cash incentive plan. Our annual cash incentive plan for 2022 (“2022 Bonus Plan”) provided for cash incentive compensation based upon achievement of our revenue (weighted at 70%), adjusted EBITDA (weighted at 15%) and active surgeon count (weighted at 15%) performance goals for 2022. Under the 2022 Bonus Plan, the 2022 bonus was targeted at (1) 75% of base salary for Mr. Treace and (2) 50% of base salary for Messrs. Hair and Berutti. The percentage is paid based on the NEO’s stated annual base salary, pro-rated based on the executive's period of service during the year and also reduced by any period of unpaid leave of absence during the year. After a review of our revenue, EBITDA goals and active surgeon count against the performance targets, based on the formula in the 2022 Bonus Plan, the Compensation Committee’s assessment of the officer’s individual contribution, and with a discretionary adjustment, we paid bonuses at 101.5% of the target amount for Messrs. Treace, Hair and Berutti.

Equity-Based Compensation

Option and Restricted Stock Unit Grants under the 2014 and 2021 Plans

In fiscal year 2022, we made equity award grants to each of our NEOs. In March 2022, we granted an annual merit grant of options to purchase shares of our common stock and restricted stock units. Mr. Treace was granted options to purchase 261,450 shares and restricted stock units for 33,875 shares. Messrs. Hair and Berutti each were granted options to purchase 92,100 shares and restricted stock units for 11,950 shares. Each of these options and restricted stock units vests as to 25% of the shares on each of the first, second, third and fourth anniversaries of the grant date, subject to such NEO's continuing to provide services to us through such vesting date.

Other Elements of Compensation

Retirement Savings and Health and Welfare Benefits

Effective as of January 2021, we adopted a 401(k) profit sharing plan for our employees, including our NEOs, who satisfy certain eligibility requirements. Our NEOs are eligible to participate in the 401(k) plan on the same terms as other full-time employees. We match employee contributions to the 401(k) plan at a rate equal to 100% of the first 3% of the employee’s pre-tax salary contributed and 50% of any additional contributions, including and up to 5% of the employee’s pre-tax salary, subject to a maximum Company contribution of 4% of the participant’s pre-tax salary per year. Participants become vested in their Company matching contributions 100% immediately after meeting the eligibility requirements for participation and in any potential future nonelective contributions by us on a one to six year graded vesting schedule. We believe that providing a vehicle for tax-deferred retirement savings through our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our NEOs, in accordance with our compensation policies. All of our full-time employees, including our NEOs, are eligible to participate in our health and welfare plans.

Perquisites and Other Personal Benefits

We determine perquisites on a case-by-case basis and will provide a perquisite to an NEO when we believe it is necessary to attract or retain the NEO. In connection with their commencement of employment with us and travel to our offices in the Jacksonville area, we agreed to reimburse Messrs. Hair and Berutti for their temporary housing and travel before their full-time relocation and related tax gross-up payment for the relocation, housing and commuting expenses. If Mr. Berutti resigns or otherwise voluntarily departs from the Company or his employment is terminated with cause within two years of his first day of employment, Mr. Berutti must repay the relocation allowance. We did not have similar perquisites or other personal benefits for our NEOs in 2022.

Outstanding Equity Awards at 2022 Fiscal Year-End

The following table sets forth information regarding outstanding stock options and stock awards held by our NEOs as of December 31, 2022.

	Option Awards					Stock Awards
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or units of stock that have not vested	Market Value of shares or units of stock that have not vested
John T. Treace	3/8/2022(1)	-	261,450	$19.15	3/8/2032	33,875	$778,786

Mark L. Hair	9/21/2020(2)	160,501	160,498	$5.84	9/20/2030
	10/20/2020(2)	107,000	107,000	$5.84	10/19/2030
	2/02/2021(2)	2,675	8,025	$7.03	2/21/2031
	4/22/2021(1)	23,407	70,218	$17.00	4/21/2031
	3/8/2022(1)	-	92,100	$19.15	3/8/2032	11,950	$274,731

Aaron J. Berutti	8/3/2021(1)	37,500	112,500	$29.26	8/2/2031
	3/8/2022(1)	-	92,100	$19.15	3/8/2032	11,950	$274,731

(1)
The options and restricted stock units vest over four years from the grant date in 25% annual installments on the first four anniversaries of the grant date, subject to the applicable NEO’s continued service through each such vesting date. See the paragraphs below under the headings “NEO Change in Control Severance Agreements” for information about the impact of a change of control on vesting of these options.
(2)
The options vest over four years in 25% annual installments on the first four anniversaries of the vesting commencement date, subject to Mr. Hair’s continued service through each such vesting date. The vesting commencement date was the grant date for the September 2020 and February 2021 awards and September 21, 2020 for the October 2020 grant. The individual option agreements provide that each option will accelerate upon a change in control (as defined in the Treace Medical Concepts, Inc. 2014 Stock Plan (the “2014 Plan”)), subject to Mr. Hair’s continued service through immediately before such change in control.

Executive Compensation Arrangements

NEO Change in Control Severance Agreements

In April 2021, we entered into a change in control severance agreement with each of Messrs. Hair and Treace and other executive officers, replacing in the case of Mr. Hair his existing change in control severance agreement. We also entered into a change in control severance agreement with Mr. Berutti when he joined the Company in August 2021. Under each of these agreements, if, within a period of three months before or 18 months after a “change of control” (the “change in control period”), we terminate the employment of the applicable NEO without “cause” (excluding by reason of the employee’s death or “disability,”) or the NEO resigns for “good reason” (as such terms are defined in the NEO’s change of control severance agreement), the NEO is entitled to receive (i) continued payment of the NEO’s annual base salary for 12 months (18 months in the case of the Chief Executive Officer), (ii) a payment equal to 100% (150% in the case of the Chief Executive Officer) of the NEO’s annual target bonus for the year in which the termination occurs, payable in a lump sum on the first payroll date after the NEO’s release becomes effective, (iii) reimbursement of COBRA premiums for 18 months, and (iv) accelerated vesting of each outstanding and unvested equity award (excluding any such awards that vest in whole or in part based on the attainment of performance-vesting conditions) as set forth in the applicable equity plan.

The agreements also provide that if, outside of a change of control period, we terminate the employment of the applicable NEO without “cause” or the NEO resigns for “good reason,” the NEO is entitled to receive (i) continued payment of the NEO’s annual base salary for 12 months, (ii) payment equal to 100% of the NEO’s annual target bonus for the year in which the termination occurs, pro-rated based on the number of days that we employed the NEO during that year, payable at the same time annual bonuses are paid generally to our other executives, and (iii) reimbursement of COBRA premiums for 12 months. Additionally, in connection with any termination of employment without “cause” or by the executive with “good reason,” the NEO will be entitled to up to $10,000 in outplacement services.

To be eligible for the severance benefits described above, the NEO must (i) execute a separation agreement and release of claims that becomes effective and irrevocable within 60 days following the NEO’s termination and (ii) provide a written attestation that his confidentiality, nonsolicitation and noncompetition agreement is in effect and enforceable.

Under each of these agreements, in the event any payment to the applicable employee under his change of control severance agreement would be subject to the excise tax imposed by Section 4999 of the Code (as a result of a payment being classified as a parachute payment under Section 280G of the Code), the employee will receive a lump sum payment equal to 100% of such excise tax, plus an amount equal to the federal and state income tax, FICA, and Medicare taxes (based upon the NEO’s projected marginal income tax rates) on such lump sum payment.

Offer Letter Agreement for Aaron J. Berutti

In connection with Mr. Berutti’s commencement of employment with us in August 2021, we entered into an offer letter agreement under which he was entitled to an annual base salary, target annual bonus, eligibility to participate in our benefit plans, options, a change in control severance agreement, and relocation benefits. Mr. Berutti’s annual salary under the offer letter agreement is $300,000, and his annual cash bonus is targeted at 50% of base salary. Mr. Berutti was also eligible to receive a stock option for 150,000 shares, which vests with respect to 25% of the shares on each anniversary of the grant date, subject to Mr. Berutti’s continued service through the applicable vesting date. In connection with Mr. Berutti’s relocation to the Ponte Vedra area, the offer letter agreement provided for (1) reimbursement of relocation expenses, up to reasonable and budgeted amount, (2) up to $2,500 per month of documented lodging or housing accommodation until he relocates, (3) reasonable round trip travel expenses between his residence in Atlanta, GA and Ponte Vedra, FL, and (4) a tax gross-up payment for any taxes owed by Mr. Berutti related to the reimbursements by us for the relocation, living and travel expenses.

EQUITY COMPENSATION PLANS

As of December 31, 2022, our equity compensation plan information is as follows:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights (1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
			(2) (3)
Plan category	(a)	(b)	(c)
Equity compensation plans approved by security holders	7,733,003	$9.57	$5,816,279
Equity compensation plans not approved by security holders	—	—	—
Total	7,733,003	$9.57	5,816,279
(1)
The weighted average exercise price does not take into account the shares issuable upon vesting of outstanding restricted stock or restricted stock units, which have no exercise price.
(2)
Includes 4,769,842 shares remaining under the 2021 Plan for future issuance share-based compensation awards, including stock options, restricted stock awards, restricted stock unit awards and other stock-based awards as of December 31, 2022.
(3)
Includes 1,046,437 shares remaining available for future issuance under the Company’s Employee Stock Purchase Plan as of December 31, 2022.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Other than compensation arrangements, we describe below those transactions and series of similar transactions, since January 1, 2022, to which we were a party or will be a party, in which:

•
the amounts involved exceeded or will exceed $120,000; and
•
any of our directors, executive officers, or holders of more than 5% of our common stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

Compensation arrangements for our directors and NEOs are described elsewhere in this proxy statement.

Employment of Immediate Family

In October 2017, we hired Tori Dapas, the brother-in-law of John T. Treace, our Chief Executive Officer and a Director, as a Regional Sales Manager. For 2022, Mr. Dapas received total compensation of $0.4 million, including base salary, annual incentive pay, a car allowance and restricted stock units for 3,580 shares granted in 2022 that vest over four years.

Indemnification Agreements and Directors’ and Officers’ Liability Insurance

We have entered into indemnification agreements with each of our directors and executive officers. These agreements will require us to, among other things, indemnify each of our directors and executive officers to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, penalties, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer. We also maintain directors’ and officers’ liability insurance pursuant to which our directors and officers are insured against liability for actions taken in their capacities as directors and officers.

Policies and Procedures for Related Party Transactions

Our Board has adopted a written related person transaction policy, which became effective upon the consummation of our IPO, setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, a related person had or will have a direct or indirect material interest, including without limitation purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances, including but not limited to whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction with an unrelated third party and the extent of the related person’s interest in the transaction. All of the transactions described in this section occurred before the adoption of this policy. However, all of the transactions described above were entered into after presentation, consideration and approval by our Board.

STOCK OWNERSHIP

The following table shows information regarding the beneficial ownership of our common stock for the following:

•
each stockholder known by us to beneficially own more than 5% of our common stock;
•
each of our directors;
•
each executive officer named in the Summary Compensation Table in “Executive Compensation;” and
•
all directors and executive officers as a group.

The number of shares beneficially owned by each entity, person, director or executive officer is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the individual has sole or shared voting power or investment power as well as any shares that the individual has the right to acquire within 60 days after the Record Date through the exercise of any stock option, warrants or other rights. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of our common stock held by that person.

Except as indicated in the footnotes to this table, the address for each beneficial owner is c/o Treace Medical Concepts, Inc., 100 Palmetto Park Place, Ponte Vedra, Florida 32081.

All information is as of the Record Date, except as noted otherwise.

Name and Address of Beneficial Ownership	No. of Shares	Percentage of Total
5% Stockholders
John T. Treace (1)	10,903,466	17.78%
The Vanguard Group(2)	3,276,849	5.35%
AllianceBernstein L.P.(3)	3,196,422	5.22%

Additional Directors and Named Executive Officers
John K. Bakewell (4)	477,608	*
F. Barry Bays	1,263,483	2.06%
Lance A. Berry(5)	3,780	*
Lawrence W. Hamilton (6)	135,308	*
Elizabeth S. Hanna (7)	31,551	*
Deepti Jain (7)	31,551	*
Jane E. Kiernan(5)	3,780	*
Richard. W. Mott (8)	1,096,363	1.79%
Thomas E. Timbie (9)	1,550,929	2.53%
James T. Treace (10)	1,517,624	2.48%
Aaron J. Berutti(11)	64,605	*
Mark L. Hair (12)	363,237	*
All executive officers and directors as a group (15 persons)(13)	17,989,160	28.69%

* Less than one percent (1%)

(1)
Consists of (i) 5,513,974 shares of our common stock held directly, (ii) 1,839,063 shares of our common stock held by John T. Treace as trustee of a trust, (iii) 1,605,000 shares of our common stock held by John T. Treace’s spouse, (iv) 1,471,250 shares of our common stock held by John T. Treace’s spouse as co-trustee of a trust, (v) 408,816 of our common stock shares held by John T. Treace as co-trustee of a trust, and (vi) 65,363 shares of our common stock that may be acquired upon the exercise of stock options that are either currently exercisable or are scheduled to become exercisable within 60 days of the Record Date. John T. Treace disclaims beneficial ownership of shares held by his spouse directly or in trusts for which his spouse serves as trustee or co-trustee.
(2)
Consists of 3,276,849 shares of common stock held by entities affiliated with The Vanguard Group, based on information provided by The Vanguard Group in Schedule 13G filed with the SEC on February 9, 2023. The Vanguard Group has sole voting power with respect to no shares, shared voting power with respect to 53,846 of such shares, sole dispositive power with respect to 3,201,347 of such shares and shared dispositive power with respect to 75,502 of such shares. The business address for The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.
(3)
Consists of 3,196,422 shares of common stock held by entities affiliated with AllianceBernstein L.P., based on information provided by AllianceBernstein L.P. in Schedule 13G filed with the SEC on February 14, 2023. AllianceBernstein L.P. has sole voting power with respect to 3,056,164 of such shares, shared voting power with respect to no shares, sole dispositive power with respect to 3,160,947 of such shares and shared dispositive power with respect to 35,475 of such shares. The business address for AllianceBernstein L.P. is 1345 Avenue of the Americas, New York, NY 10105.
(4)
Consists of (i) 250,000 shares of our common stock held by Mr. Bakewell's spouse as trustee of a trust, (ii) 92,300 shares held by Mr. Bakewell as trustee of a trust, (iii) 133,013 shares of our common stock that may be acquired upon the exercise of stock options that are either currently exercisable or are scheduled to become exercisable within 60 days of the Record Date, and (iv) 2,295 shares issuable upon vesting of restricted stock units that are scheduled to vest within 60 days of the Record Date.
(5)
Consists of 3,780 shares of our common stock issuable upon vesting of restricted stock units that are scheduled to vest within 60 days of the Record Date.
(6)
Consists of (i) 133,013 shares of our common stock that may be acquired upon the exercise of stock options that are either currently exercisable or are scheduled to become exercisable within 60 days of the Record Date, and (ii) 2,295 shares issuable upon vesting of restricted stock units that are scheduled to vest within 60 days of the Record Date.
(7)
Consists of (i) 28,860 shares of our common stock that may be acquired upon the exercise of stock options that are either currently exercisable or are scheduled to become exercisable within 60 days of the Record Date, and (ii) 2,691 shares issuable upon vesting of restricted stock units that are scheduled to vest within 60 days of the Record Date.
(8)
Consists of (i) 1,056,203 shares of our common stock held directly, (ii) 37,865 shares of our common stock that may be acquired upon the exercise of stock options that are either currently exercisable or are scheduled to become exercisable within 60 days of the Record Date, and (iii) 2,295 shares issuable upon vesting of restricted stock units that are scheduled to vest within 60 days of the Record Date.
(9)
Consists of (i) 361,700 shares of our common stock held by Mr. Timbie as co-trustee of a trust, (ii) 1,149,069 shares of our common stock held by Mr. Timbie as co-trustee of another trust, (iii) 37,865 shares of our common stock that may be acquired upon the exercise of stock options that are either currently exercisable or are scheduled to become exercisable within 60 days of the Record Date, and (iv) 2,295 shares issuable upon vesting of restricted stock units that are scheduled to vest within 60 days of the Record Date.
(10)
Consists of (i) 961,441 shares of our common stock held directly and (ii) 556,183 shares of our common stock held by James T. Treace’s spouse.
(11)
Consists of (i) 4,080 shares of our common stock held directly and (ii) 60,525 shares of our common stock that may be acquired upon the exercise of stock options that are either currently exercisable or are scheduled to become exercisable within 60 days of the Record Date.
(12)
Consists of (i) 18,148 shares of our common stock held directly, (ii) 2,400 shares of our common stock held by Mr. Hair's dependent children, and (iii) 342,689 shares of our common stock that may be acquired upon the exercise of stock options that are either currently exercisable or are scheduled to become exercisable within 60 days of the Record Date.
(13)
Includes (i) 1,416,071 shares of our common stock that may be acquired upon the exercise of stock options that are either currently exercisable or are scheduled to become exercisable within 60 days of the Record Date and (ii) 14,562 shares issuable upon vesting of restricted stock units that are scheduled to vest within 60 days of the Record Date.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers, directors and holders of more than 10% of our common stock to file with the SEC initial reports of ownership of our common stock on a Form 3 and reports of changes in such ownership on a Form 4 or Form 5. Executive officers, directors and holders of more than 10% of our common stock are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. We submit all applicable Section 16(a) filing requirements on behalf of our executive officers and directors. To our knowledge, based solely on the reports filed by us, copies of such reports furnished to us and written representations made by our executive officers and directors regarding their filing obligations, all Section 16(a) filing requirements applicable to our executive officers and directors were satisfied with respect to the fiscal year ended December 31, 2022.

STOCKHOLDER PROPOSALS FOR

2024 ANNUAL MEETING OF STOCKHOLDERS

Submission of Stockholder Proposals for Inclusion in Next Year’s Annual Meeting Proxy Statement

Stockholders wishing to include proposals in the proxy materials in relation to our 2024 annual meeting of stockholders must submit the proposal in writing so that it is received by the Company on or before December 6, 2023. Proposals should be addressed to Treace Medical Concepts, Inc., 100 Palmetto Park Place, Ponte Vedra, FL 32081, Attention: Corporate Secretary. Such proposals must also meet the other requirements and procedures prescribed by Rule 14a-8 under the Exchange Act relating to stockholders’ proposals and with the procedures set forth in our Bylaws. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to the 2024 annual meeting of stockholders any stockholder proposal which may be omitted from the proxy materials according to applicable regulations of the SEC in effect at the time the proposal is received.

Other Stockholder Proposals for Presentation at Next Year’s Annual Meeting

Stockholders who intend to present a proposal at the 2024 annual meeting, outside the processes of Rule 14a-8 under the Exchange Act and thereby without including such proposal in our proxy statement, must timely deliver a written notice in accordance with the requirements, including eligibility and information required in such notice, set forth in our Bylaws. To be timely, such written notice must be received by our Corporate Secretary at our executive offices (Treace Medical Concepts, Inc., 100 Palmetto Park Place, Ponte Vedra, FL 32081) between the close of business on January 24, 2024 and the close of business on February 23, 2024. However, if the date of the 2024 annual meeting is earlier than April 23, 2024 or later than July 22, 2024, notice by the stockholder (in order to be timely) must be received not later than the 90th day before the 2024 annual meeting or, if later, the 10th day following the day on which public disclosure of the date of the 2024 annual meeting was first made. In addition to satisfying the requirements under our Bylaws, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act, no later than March 24, 2024.

If the stockholder does not also comply with the requirements of Rule 14a-4(c) under the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote in accordance with our best judgment on any such stockholder proposal or nomination.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS
SHARING AN ADDRESS

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, we deliver a single copy of the Internet Notice and, if applicable, our proxy materials to stockholders of record who share the same address, unless we have received contrary instructions from any stockholder at that address. This practice is designed to eliminate duplicate mailings, conserve natural resources and reduce our printing and mailing costs. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.

If you share an address with another stockholder and receive only a single copy of the Internet Notice or, if applicable, our proxy materials, but would like to request a separate copy of these materials, please contact our mailing agent, Broadridge Financial Solutions, Inc., by calling 1-866-540-7095 or writing to 51 Mercedes Way, Edgewood, New York 11717, Attention: Householding Department and an additional copy of the materials will be promptly delivered to you. Similarly, if you receive multiple copies of the Internet Notice or, if applicable, the proxy materials but would prefer to receive a single copy in the future, you may also contact Broadridge Financial Solutions, Inc. at the above telephone number or address. Beneficial owners should contact their broker, bank or other nominee to request information about householding procedures.

OTHER MATTERS

Our Board does not know of any matter to be brought before the Annual Meeting other than the matters set forth in this Notice of Annual Meeting of Stockholders and matters incident to the conduct of the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the enclosed proxy card will have discretionary authority to vote all proxies on such matters in accordance with their best judgment.

By Order of the Board of Directors,

Scot M. Elder Chief Legal and Compliance Officer, Corporate Secretary

April 4, 2023

Treace Medical Concepts, Inc.

100 Palmetto Park Place

Ponte Vedra, Florida 32081

SCAN TO VIEW MATERIALS & VOTE TREACE MEDICAL CONCEPTS, INC. 203 FT WADE RD SUITE 150 PONTE VEDRA, FL 32081 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/TMCI2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. D74138-P70376 To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. TREACE MEDICAL CONCEPTS, INC. For All Withhold All For All Except The Board of Directors recommends you vote FOR the following: ! ! ! Vote on Directors 1. Election of Directors Nominees: 01) Lawrence W. Hamilton 02) Deepti Jain 03) James T. Treace Vote on Proposal For Against Abstain The Board of Directors recommends you vote FOR the following proposal: ! ! ! 2. Proposal to ratify the appointment of Grant Thornton LLP as independent auditor for the year ending December 31, 2022. 3. In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof. The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR item 1 and item 2. If any other matters properly come before the meeting, the person(s) named in this proxy will vote in their discretion. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement, Annual Report and Form 10-K are available at www.proxyvote.com. D74139-P70376 TREACE MEDICAL CONCEPTS, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS MAY 17, 2022 The Stockholder(s) hereby appoint(s) Mark L. Hair and Jaime A. Frias, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Treace Medical Concepts, Inc. that the Stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 a.m., Eastern Time on May 17, 2022, by means of a virtual meeting via live webcast on the Internet at www.virtualshareholdermeeting.com/TMCI2022, and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSAL 2. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE CONTINUED AND TO BE SIGNED ON REVERSE SIDE